                                                                    EXHIBIT 10.1


                                                                  CONFORMED COPY




                            DATED 4th September, 2002



                             SUPPLEMENTAL AGREEMENT



                                     BETWEEN



                         FAIRCLOUGH HOMES GROUP LIMITED
                            FAIRCLOUGH HOMES LIMITED
                           VIEWTON PROPERTIES LIMITED


                                       AND


                    THE COMPANIES LISTED IN SCHEDULE 1 HERETO
                             as Additional Borrowers


                                       AND


                    THE COMPANIES LISTED IN SCHEDULE 1 HERETO
                            as Additional Guarantors


                                       AND


                         THE ROYAL BANK OF SCOTLAND PLC
                                as Facility Agent


               relating to a (pound)100,000,000 CREDIT AGREEMENT
                             dated 30th March, 2001


                              [ALLEN & OVERY LOGO]

                                      INDEX

CLAUSE                                                                                                      PAGE
1.       Interpretation......................................................................................1
2.       Amendments..........................................................................................2
3.       Representations.....................................................................................2
4.       Accession of Additional Obligors....................................................................3
5.       Guarantee and Indemnity.............................................................................3
6.       The Credit Agreement................................................................................3
7.       Amendment Fee.......................................................................................3
8.       Miscellaneous.......................................................................................4
9.       Governing Law.......................................................................................4

SCHEDULE

1.       Parties.............................................................................................5
2.       Restated Credit Agreement...........................................................................6
3.       Condition precedent documents.....................................................................125

SIGNATORIES................................................................................................127

THIS AGREEMENT is dated 4th September, 2002 between:

(1)      FAIRCLOUGH HOMES GROUP LIMITED (Registered No. 2804113) (the
         "COMPANY");

(2)      FAIRCLOUGH HOMES LIMITED (Registered No. 1957689) (the "ORIGINAL
         BORROWER");

(3) THE SUBSIDIARIES OF THE COMPANY listed in Schedule 1 (Parties) as original guarantors (in this capacity the "ORIGINAL GUARANTORS");

(4) THE COMPANIES listed in Schedule 1 (Parties) as additional borrowers (in this capacity the "ADDITIONAL BORROWERS");

(5) THE COMPANIES listed in Schedule 1 (Parties) as additional guarantors (in this capacity the "ADDITIONAL GUARANTORS"); and

(6) THE ROYAL BANK OF SCOTLAND PLC as agent (in this capacity the "FACILITY AGENT").

BACKGROUND

(A) This Agreement is supplemental to and amends a credit agreement dated 30th March, 2001 between, among others, the Company and the Facility Agent (the "CREDIT AGREEMENT").

(B) The Majority Lenders (as defined in the Credit Agreement) have consented to the amendments to the Credit Agreement contemplated by this Agreement. Accordingly, the Facility Agent is authorised to execute this Agreement on behalf of the Finance Parties.

IT IS AGREED as follows:

1.       INTERPRETATION

1.1      DEFINITIONS

(a) Capitalised terms defined in the Credit Agreement have, unless expressly defined in this Agreement, the same meaning in this Agreement.

(b)      "EFFECTIVE DATE"

         means 4th September, 2002 or such other date as CDFCUK and the Facility Agent may agree.

1.2      CONSTRUCTION

         The provisions of Clause 1.2 (Construction) of the Credit Agreement apply to this Agreement as though they were set out in full in this Agreement except that references to the Credit Agreement are to be construed as references to this Agreement.

2.       AMENDMENTS

(a) Subject as set out below, the Credit Agreement will be amended from the Effective Date so that it reads as if it were restated in the form set out in Schedule 2 (Restated Credit Agreement).

(b) The Credit Agreement will not be amended by this Agreement unless the Facility Agent notifies the Company and the Lenders that it has received all of the documents set out in Schedule 3 in form and substance satisfactory to the Facility Agent on or prior to the Effective Date. The Facility Agent must give this notification as soon as reasonably practicable.

(c)      If the Facility Agent fails to give the notification under paragraph
         (a) above by the Effective Date, the Credit Agreement will not be amended in the manner contemplated by this Agreement.

3.       REPRESENTATIONS

3.1      REPRESENTATIONS

         The representations set out in this Clause are made by each Obligor on the date of this Agreement to each Finance Party.

3.2      POWERS AND AUTHORITY

         It has the power to enter into and perform, and has taken all necessary action to authorise the entry into and performance of this Agreement and the transactions contemplated by this Agreement.

3.3      LEGAL VALIDITY

         Subject to any general principles of law limiting its obligations and specifically referred to in any legal opinion delivered under Schedule 3 (Conditions precedent documents), this Agreement constitutes its legally binding, valid and enforceable obligation.

3.4      NON-CONFLICT

         The entry into and performance by it of, and the transactions contemplated by, this Agreement do not and will not conflict with:

         (a)      any law or regulation applicable to it; or

         (b) conflict with its or any of its Subsidiaries' constitutional documents; or

         (c) conflict with any document which is binding on it or any of its Subsidiaries or any of its or its Subsidiaries' assets.

3.5      AUTHORISATIONS

         All authorisations required by it in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by, this Agreement have been obtained or effected (as appropriate) and are in full force and effect.

3.6      CREDIT AGREEMENT

         Each Obligor confirms to each Finance Party that on the date of this Agreement the Repeating Representations:

         (a)      are true; and

         (b) would also be true if references to the Credit Agreement are construed as references to the Credit Agreement as amended by this Agreement.

         In each case, each Repeating Representation is applied to the circumstances existing at the date of this Agreement.

4.       ACCESSION OF ADDITIONAL OBLIGORS

(a) Subject to Clause 2(b), with effect from the Effective Date, pursuant to Clause 28.6 (Additional Obligors) of the Credit Agreement, each Additional Borrower and each Additional Guarantor agrees to become an Additional Borrower or Additional Guarantor (as appropriate) under the Credit Agreement and to be bound by the terms of the Credit Agreement as an Additional Borrower or Additional Guarantor (as appropriate).

(b) Subject to subclause (a) above, no documents are deliverable by the Additional Borrowers or the Additional Guarantors in order for them to accede as Additional Obligors under the Credit Agreement other than those set out in Schedule 3 of this Agreement.

5.       GUARANTEE AND INDEMNITY

         Each Original Guarantor confirms that the guarantee and indemnity contained in Clause 15 (Guarantee and Indemnity) of the Credit Agreement is a continuing guarantee and will continue in full force and effect notwithstanding this Agreement or the amendments to the Credit Agreement contemplated by it.

6.       THE CREDIT AGREEMENT

         Save to the extent specifically referred to in this Agreement, nothing contained in this Agreement shall be construed as a waiver, variation or amendment of the provisions of the Credit Agreement or all or any of the Finance Documents. For the avoidance of doubt, each Obligor hereby confirms to each of the Finance Parties, without reservation, that its obligations under the Finance Documents are and will remain in full force and effect both before and after the execution of this Agreement.

7.       AMENDMENT FEE

(a) The Company must pay to the Facility Agent, for distribution between the Lenders pro rata, an amendment fee computed at the rate of 0.10 per cent. of the Total Commitments.

(b) The amendment fee referred to in paragraph (a) above is payable within 10 days of the date of this Agreement.

8.       MISCELLANEOUS

(a)      This Agreement is a Finance Document.

(b) Subject to the terms of this Agreement, the Credit Agreement will remain in full force and effect and the Credit Agreement and this Agreement will be read and construed as one document.

9.       GOVERNING LAW

         This Agreement is governed by English law.

         This Agreement has been entered into on the date stated at the beginning of this Agreement.

                                   SCHEDULE 1

                                     PARTIES


                                                                                        REGISTERED NUMBER
                                                                                     (OR EQUIVALENT, IF ANY)
         ORIGINAL GUARANTORS

         Fairclough Homes Limited                                                            1987689
         Viewton Properties Limited                                                          2436950

         ADDITIONAL BORROWERS

         CDC2020 plc                                                                         4321699
         Centex UK Limited                                                                   3720262

         ADDITIONAL GUARANTORS

         CDC2020 plc                                                                         4321699
         Centex Development Funding Company UK Limited                                       4167358
         Centex Management Services Limited                                                  4375040
         Centex UK Limited                                                                   3720262

                                   SCHEDULE 2

                            RESTATED CREDIT AGREEMENT



                                    AGREEMENT



                             DATED 30th March, 2001



                               (pound)100,000,000



                                 CREDIT FACILITY



                                       FOR



                         FAIRCLOUGH HOMES GROUP LIMITED



                                   ARRANGED BY



                         THE ROYAL BANK OF SCOTLAND PLC








                              [ALLEN & OVERY LOGO]

                                      INDEX

CLAUSE                                                                                                      PAGE

1.       Interpretation......................................................................................9
2.       Facility...........................................................................................24
3.       Purpose............................................................................................24
4.       Conditions Precedent...............................................................................24
5.       Utilisation........................................................................................25
6.       Repayment..........................................................................................26
7.       Prepayment and Cancellation........................................................................26
8.       Interest...........................................................................................29
9.       Terms..............................................................................................30
10.      Market Disruption..................................................................................31
11.      Taxes..............................................................................................32
12.      Increased Costs....................................................................................35
13.      Mitigation.........................................................................................35
14.      Payments...........................................................................................36
15.      Guarantee and Indemnity............................................................................38
16.      Representations....................................................................................40
17.      Information Covenants..............................................................................43
18.      Financial Covenants................................................................................46
19.      General Covenants..................................................................................50
20.      Default............................................................................................53
21.      Security...........................................................................................57
22.      The Administrative Parties.........................................................................59
23.      Evidence and Calculations..........................................................................64
24.      Fees...............................................................................................64
25.      Indemnities and Break Costs........................................................................64
26.      Expenses...........................................................................................66
27.      Amendments and Waivers.............................................................................66
28.      Changes to the Parties.............................................................................67
29.      Disclosure of Information..........................................................................71
30.      Set-Off............................................................................................72
31.      Pro rata Sharing...................................................................................72
32.      Severability.......................................................................................73
33.      Counterparts.......................................................................................74
34.      Notices............................................................................................74
35.      Language...........................................................................................75
36.      Governing Law......................................................................................75
37.      Enforcement........................................................................................76

SCHEDULE
1.       Original Parties...................................................................................77
2.       Part I - Conditions Precedent Documents............................................................78
         Part II - For an Additional Obligor................................................................80
3.       Form of Request....................................................................................82
4.       Calculation of the Mandatory Cost..................................................................83
5.       Form of Transfer Certificate.......................................................................86
6.       Existing Security..................................................................................87
7.       Form of Compliance Certificate.....................................................................89
8.       Form of Accession Agreement........................................................................91
9.       Form of Resignation Request........................................................................92
10.      Form of Security Agreement.........................................................................93
11.      Form of Legal Opinion of Allen & Overy............................................................117

Signatories................................................................................................123

THIS AGREEMENT is dated 30th March, 2001

BETWEEN:

(1)      FAIRCLOUGH HOMES GROUP LIMITED (registered number 2804113) (the
         "COMPANY");

(2) THE SUBSIDIARIES OF THE COMPANY listed in Schedule 1 (Original Parties) as original borrowers (in this capacity the "ORIGINAL BORROWERS");

(3) THE SUBSIDIARIES OF THE COMPANY listed in Schedule 1 (Original Parties) as original guarantors (in this capacity the "ORIGINAL GUARANTORS");

(4)      THE ROYAL BANK OF SCOTLAND PLC as arranger (in this capacity the
         "ARRANGER");

(5)      NATIONAL WESTMINSTER BANK PLC as original lender (the "ORIGINAL
         LENDER"); and

(6) THE ROYAL BANK OF SCOTLAND PLC as facility agent (in this capacity the "FACILITY AGENT").

IT IS AGREED as follows:

1.       INTERPRETATION

1.1      DEFINITIONS

         In this Agreement:

         "ACCESSION AGREEMENT"

         means a letter, substantially in the form of Schedule 8 (Form of Accession Agreement), with such amendments as the Facility Agent may approve or reasonably require.

         "ADDITIONAL BORROWER"

         means a member of the Group which becomes a Borrower after the date of this Agreement.

         "ADDITIONAL GUARANTOR"

         means a member of the Group which becomes a Guarantor after the date of this Agreement.

         "ADDITIONAL OBLIGOR"

         means an Additional Borrower or an Additional Guarantor.

         "ADJUSTED SECURITY ASSET VALUE"

         means, at any time (without double counting), the aggregate of:

         (a) 50 per cent. of the Value (after deducting, in the case of any Category 1 Land or Category 2 Land which is subject to a Security Interest (other than a Security Interest created by a Security Document), the principal amount secured by that Security Interest) of Category 1 Land and Category 2 Land of the Obligors;

         (b)      60 per cent. of the Value of Work in Progress of the Obligors;
                  and

         (c) 75 per cent. of the Value of Finished Housing Stock of the Obligors, after deducting:

                  (i) the Value of any such Finished Housing Stock which is held by an Obligor under a part-exchange scheme and has been held by an Obligor for more than 180 days; and

                  (ii) the amount (if any) by which the Value of Finished Housing Stock which is held by the Obligors under a part-exchange scheme exceeds 10 per cent. of the Adjusted Security Asset Value, as stated in the most recent certificate provided to the Facility Agent under Clause 4.1 (Conditions precedent documents) in the case of the first such certificate or under Clause 17.2 (Compliance certificate) in the case of each subsequent certificate.

         "ADMINISTRATIVE PARTY"

         means the Arranger or the Facility Agent.

         "AFFILIATE"

         means a Subsidiary or a Holding Company of a person or any other Subsidiary of that Holding Company.

         "APPLICABLE PRINCIPLES"

         means the accounting principles applied in connection with the Original Financial Statements.

         "AVAILABILITY PERIOD"

         means the period from and including the date of this Agreement to and including the date which is one month before the Final Maturity Date.

         "BONDING FACILITY"

         has the meaning given to it in the Security Agreement.

         "BORROWER"

         means the Company, an Original Borrower or an Additional Borrower.

         "BREAK COSTS"

         means the amount (if any) which a Lender is entitled to receive under this Agreement as compensation if any part of a Loan or overdue amount is prepaid.

         "BUSINESS DAY"

         means a day (other than a Saturday or a Sunday) on which banks are open for general business in London.

         "CATEGORY 1 LAND"

         means land in the U.K. which is:

         (a)      secured under a Security Document;

         (b) legally and beneficially owned by an Obligor for the purposes of development; and

         (c) in respect of which full, implementable planning permission for the relevant development has been obtained, which planning permission has not lapsed.

         "CATEGORY 2 LAND"

         means land in the U.K. which is:

         (a)      secured under a Security Document;

         (b) legally and beneficially owned by an Obligor for the purposes of development; and

         (c) in respect of which outline planning permission for the relevant development has been obtained, which planning permission has not lapsed or which has been acquired subject to entering into an agreement under Section 106 of the Town and Country Planning Act 1990.

         "CDFCUK"

         means Centex Development Funding Company UK Limited, a company incorporated in England and Wales with registered number 4167358.

         "CENTEX CORPORATION"

         means Centex Corporation, a company incorporated in Nevada, U.S.A.

         "COMMITMENT"

         means:

         (a)      for the Original Lender, the amount set opposite its name in
                  Schedule 1 (Original Parties) under the heading "COMMITMENTS" and the amount of any other Commitment it acquires; and

         (b) for any other Lender, the amount of any Commitment it acquires, to the extent not cancelled, transferred or reduced under this Agreement.

         "DANGEROUS SUBSTANCE"

         means any radioactive emissions and any natural or artificial substance (whether in the form of a solid, liquid, gas or vapour) the generation, transportation, storage, treatment, use or disposal of which (whether alone or in combination with any other substance) and including (without limitation) any controlled, special, hazardous, toxic, radioactive or dangerous waste, is capable of causing harm to any living organism or damaging the Environment or public health.

         "DEED OF PARTIAL RELEASE"

         means a document substantially in the form of Part II of Schedule 2 to the Security Agreement.

         "DEFAULT"

         means:

         (a)      an Event of Default; or

         (b) an event which would be (with the expiry of a grace period, the giving of notice or the making of any determination under the Finance Documents or any combination of them) an Event of Default.

         "DEFERRED PURCHASE AGREEMENT"

         means an agreement for the purchase of freehold or leasehold land in the U.K. by a member of the Group under which payment of the purchase price is deferred for a period of time after legal and beneficial title to that land has been transferred to the relevant member of the Group.

         "ENVIRONMENT"

         means all, or any of, the following media: the air (including, without limitation, the air within buildings and the air within other natural or man-made structures above or below ground), water (including, without limitation, ground and surface water) and land (including, without limitation, surface and sub-surface soil).

         "ENVIRONMENTAL CLAIM"

         means any claim by any person:

         (a) in respect of any loss or liability suffered or incurred by that person as a result of or in connection with any violation of Environmental Law; or

         (b) that arises as a result of or in connection with Environmental Contamination and that is capable of giving rise to any remedy or penalty (whether interim or final) that may be enforced or assessed by private or public legal action or administrative order or proceedings including, without limitation, any such claim that arises from injury to persons or property.

         "ENVIRONMENTAL CONTAMINATION"

         means each of the following and their consequences:

         (a) any release, emission, leakage or spillage of any Dangerous Substance at or from any site owned or occupied by an Obligor or any Subsidiary of an Obligor into any part of the Environment;

         (b) any accident, fire, explosion or sudden event at any site owned or occupied by an Obligor or any Subsidiary of an Obligor which is directly caused by or attributable to any Dangerous Substance; or

         (c) any other pollution of the Environment arising at or from any site owned or occupied by an Obligor or any Subsidiary of an Obligor.

         "ENVIRONMENTAL LAW"

         means all laws and regulations concerning pollution, the Environment or Dangerous Substances.

         "ENVIRONMENTAL APPROVAL"

         means any authorisation required by any Environmental Law.

         "EVENT OF DEFAULT"

         means an event specified as such in this Agreement.

         "FACILITY"

         means the credit facility made available under this Agreement.

         "FACILITY OFFICE"

         means the office(s) notified by a Lender to the Facility Agent:

         (a)      on or before the date it becomes a Lender; or

         (b)      by not less than five Business Days' notice,

         as the office(s) through which it will perform its obligations under this Agreement.

         "FEE LETTER"

         means any letter entered into by reference to this Agreement between one or more Administrative Parties and the Company setting out the amount of certain fees referred to in this Agreement.

         "FINAL MATURITY DATE"

         means the third anniversary of the date of this Agreement.

         "FINANCE DOCUMENT"

         means:

         (a)      this Agreement;

         (b)      a Security Document;

         (c)      a Fee Letter;

         (d)      a Transfer Certificate;

         (e)      an Accession Agreement; or

         (f) any other document designated as such by the Facility Agent and CDFCUK.

         "FINANCE PARTY"

         means a Lender or an Administrative Party.

         "FINANCIAL INDEBTEDNESS"

         means any indebtedness for or in respect of:

         (a)      moneys borrowed;

         (b)      any acceptance credit;

         (c) any bond, note, debenture, loan stock or other similar instrument;

         (d)      any finance or capital lease;

         (e) receivables sold or discounted (otherwise than on a non-recourse basis);

         (f) the acquisition cost of any asset to the extent payable after its acquisition or possession by the party liable where the deferred payment is arranged primarily as a method of raising finance or financing the acquisition of that asset and includes, for the avoidance of doubt, the acquisition cost of land under a Deferred Purchase Agreement;

         (g) any derivative transaction protecting against or benefiting from fluctuations in any rate or price (and, except for non-payment of an amount, the then mark to market value of the derivative transaction will be used to calculate its amount);

         (h) any other transaction (including any forward sale or purchase agreement) which has the commercial effect of a borrowing;

         (i) any counter-indemnity obligation in respect of any guarantee, indemnity, bond, letter of credit or any other instrument issued by a bank or financial institution; or

         (j) any guarantee, indemnity or similar assurance against financial loss of any person in respect of any item referred to in paragraphs (a) to (i) above.

         "FINISHED HOUSING STOCK"

         means housing stock in the U.K. which is:

         (a)      legally and beneficially owned by an Obligor;

         (b)      secured under a Security Document; and:

         (c)      (i)      in the case of housing stock constructed by or on
                           behalf of a member of the Group, which is covered by a warranty from the NHBC, The Zurich Insurance
                           Company or any other insurance provider approved by the Facility Agent (acting reasonably); or

                  (ii) in the case of housing stock acquired by an Obligor under a part-exchange scheme, which is fit for human habitation as a residential property.

         "GROUP"

         means CDFCUK and its Subsidiaries.

         "GUARANTOR"

         means the Company, an Original Guarantor or an Additional Guarantor.

         "HOLDING COMPANY"

         means a holding company within the meaning of section 736 of the Companies Act 1985.

         "INCREASED COST"

         means:

         (a)      an additional or increased cost;

         (b) a reduction in the rate of return under a Finance Document or on its overall capital; or

         (c)      a reduction of an amount due and payable under any Finance
                  Document,

         which is incurred or suffered by a Finance Party or any of its Affiliates but only to the extent attributable to that Finance Party having entered into any Finance Document or funding or performing its obligations under any Finance Document.

         "INTEREST PERIOD"

         means each period determined under this Agreement by reference to which interest on a Loan or an overdue amount is calculated.

         "LENDER"

         means:

         (a)      the Original Lender; or

         (b) any person which becomes a Lender after the date of this Agreement.

         "LETTER OF NON-CRYSTALLISATION"

         means a letter substantially in the form of Part I of Schedule 2 to the Security Agreement.

         "LIBOR"

         means for an Interest Period of any Loan or overdue amount:

         (a)      the applicable Screen Rate; or

         (b) if no Screen Rate is available for the relevant currency or Interest Period of that Loan or overdue amount, the arithmetic mean (rounded upward to four decimal places) of the rates, as supplied to the Facility Agent at its request, quoted by the Reference Banks to leading banks in the London interbank market, as of 11.00 a.m. on the Rate Fixing Day for the offering of deposits in the currency of that Loan or overdue amount for a period comparable to that Interest Period.

         "LOAN"

         means, unless otherwise stated in this Agreement, the principal amount of each borrowing under this Agreement or the principal amount outstanding of that borrowing.

         "MAJORITY LENDERS"

         means, at any time, Lenders:

         (a) whose share in the outstanding Loans and whose undrawn Commitments then aggregate more than 50 per cent. of the aggregate of all the outstanding Loans and the undrawn Commitments of all the Lenders;

         (b) if there is no Loan then outstanding, whose undrawn Commitments then aggregate more than 50 per cent. of the Total Commitments; or

         (c) if there is no Loan then outstanding and the Total Commitments have been reduced to zero, whose Commitments then aggregate more than 50 per cent. of the Total Commitments immediately before the reduction.

         "MANDATORY COST"

         means the cost of complying with certain regulatory requirements, expressed as a percentage rate per annum and calculated by the Facility Agent under Schedule 4 (Calculation of the Mandatory Cost).

         "MARGIN"

         means 1 per cent. per annum, subject to Clause 8.3 (Margin adjustments).

         "MATERIAL ADVERSE EFFECT"

         means a material adverse effect on:

         (a)      the business or financial condition of the Group as a whole;

         (b) the ability of any Obligor to perform its payment obligations under any Finance Document or the ability of CDFCUK to comply with its obligations under Clause 18 (Financial covenants); or

         (c) the validity or enforceability of any material provision of any Finance Document.

         "MATERIAL SUBSIDIARY"

         means, at any time, a Subsidiary of CDFCUK whose gross assets, profits or net worth (excluding intra-Group items) then equal or exceed 5 per cent. of the gross assets, profits or net worth of the Group.

         For this purpose:

         (a) the gross assets, profits or net worth of a Subsidiary of CDFCUK will be determined from its financial statements (unconsolidated if it has Subsidiaries) upon which the latest audited financial statements of the Group have been based;

         (b) if a Subsidiary of CDFCUK becomes a member of the Group after the date on which the latest audited financial statements of the Group have been prepared, the gross assets, profits or net worth of that Subsidiary will be determined from its latest financial statements;

         (c) the gross assets, profits or net worth of the Group will be determined from its latest audited financial statements, adjusted (where appropriate) to reflect the gross assets, profits or net worth of any company or business subsequently acquired or disposed of; and

         (d) if a Material Subsidiary disposes of all or substantially all of its assets to another Subsidiary of CDFCUK, it will immediately cease to be a Material Subsidiary and the other Subsidiary (if it is not already) will immediately become a Material Subsidiary; the subsequent financial statements of those Subsidiaries and the Group will be used to determine whether those Subsidiaries are Material Subsidiaries or not.

         If there is a dispute as to whether or not a company is a Material Subsidiary, a certificate of the auditors of CDFCUK will be, in the absence of manifest error, conclusive.

         "MATURITY DATE"

         means the last day of the Interest Period of a Loan.

         "NHBC"

         means the National House-Building Council.

         "NHBC STANDARDS"

         means the house-building standards published from time to time by the NHBC.

         "OBLIGOR"

         means a Borrower or a Guarantor.

         "ORIGINAL FINANCIAL STATEMENTS"

         means the audited consolidated financial statements of the Company for the year ended 31st March, 2000.

         "ORIGINAL OBLIGOR"

         means the Company, an Original Borrower or an Original Guarantor.

         "OVERDRAFT FACILITY"

         has the meaning given to it in the Security Agreement.

         "PARTY"

         means a party to this Agreement.

         "PRO RATA SHARE"

         means:

         (a) for the purpose of determining a Lender's share in a Loan, the proportion which its Commitment bears to the Total Commitments; and

         (b)      for any other purpose on a particular date:

                  (i) the proportion which a Lender's share of the Loans (if any) bears to all the Loans;

                  (ii) if there is no Loan outstanding on that date, the proportion which its Commitment bears to the Total Commitments on that date; or

                  (iii) if the Total Commitments have been cancelled, the proportion which its Commitments bore to the Total Commitments immediately before being cancelled.

         "RATE FIXING DAY"

         means the first day of an Interest Period or such other day as the Facility Agent determines is generally treated as the rate fixing day by market practice in the relevant interbank market.

         "REFERENCE BANKS"

         means:

         (a)      until completion of Syndication, the Facility Agent; and

         (b) subsequently, the Facility Agent and any other bank or financial institution appointed as such by the Facility Agent under this Agreement after consultation with CDFCUK.

         "REPEATING REPRESENTATIONS"

         means the representations which are deemed to be repeated under this Agreement.

         "REQUEST"

         means a request for a Loan, substantially in the form of Schedule 3 (Form of Request).

         "RESERVATIONS"

         means the time barring of claims under the Limitation Acts (or any other applicable laws or regulations having a similar effect), the possibility that an undertaking to assume liability for or to indemnify against non-payment of stamp duty may be void, the possibility that a provision relating to capitalisation of interest may be void under the laws of some jurisdictions and defences of set-off, counterclaim or similar principles.

         "ROLLOVER LOAN"

         means one or more Loans:

         (a) to be made on the same day that a maturing Loan is due to be repaid;

         (b) the aggregate amount of which is equal to or less than the maturing Loan; and

         (c) to be made to the same Borrower for the purpose of refinancing a maturing Loan.

         "SCREEN RATE"

         means the British Bankers Association Interest Settlement Rate (if any) for the relevant currency and Interest Period displayed on the appropriate page of the Telerate screen selected by the Facility Agent. If the relevant page is replaced or the service ceases to be available, the Facility Agent (after consultation with CDFCUK and the Lenders) may specify another page or service displaying the appropriate rate.

         "SECURITY AGREEMENT"

         means a security agreement in the form of Schedule 10 (Form of Security Agreement) with such amendments as may be agreed between CDFCUK and the Facility Agent or, in the case of an Obligor incorporated in, or assets located in, a jurisdiction other than England and Wales, as the Facility Agent may reasonably require.

         "SECURITY DOCUMENT"

         means:

         (a)      each Security Agreement; and

         (b) any other document evidencing or creating security over any asset of an Obligor to secure any obligation of any Obligor to a Finance Party under the Finance Documents.

         "SECURITY INTEREST"

         means any mortgage, pledge, lien, charge, assignment, hypothecation or security interest or any other agreement or arrangement having a similar effect.

         "SUBSIDIARY"

         means:

         (a) a subsidiary within the meaning of section 736 of the Companies Act 1985; and

         (b) unless the context otherwise requires, a subsidiary undertaking within the meaning of section 258 of the Companies Act 1985,

         and shall exclude for all purposes hereunder, FHL Nominees Limited and Fairpine Limited.

         "SYNDICATION"

         means general syndication of the Facility by the Arranger.

         "SYNDICATION AGREEMENT"

         means the agreement to be entered into by the Parties and the banks from Syndication under which those banks will become Parties.

         "TAX"

         means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any related penalty or interest).

         "TAX DEDUCTION"

         means a deduction or withholding for or on account of Tax from a payment under a Finance Document.

         "TAX PAYMENT"

         means a payment made by an Obligor to a Finance Party in any way relating to a Tax Deduction or under any indemnity given by that Obligor in respect of Tax under any Finance Document.

         "TOTAL COMMITMENTS"

         means the Commitments of all the Lenders.

         "TRANSFER CERTIFICATE"

         means a certificate, substantially in the form of Schedule 5 (Form of Transfer Certificate), with such amendments (provided they are not prejudicial to any Obligor) as the Facility Agent may approve or reasonably require or any other form agreed between the Facility Agent and CDFCUK.

         "U.K."

         means the United Kingdom.

         "U.S.A."

         means the United States of America.

         "UTILISATION DATE"

         means each date on which the Facility is utilised.

         "VALUE"

         means, in respect of an asset for the purposes of calculating the Adjusted Security Asset Value at any time, the lower of:

         (a)      the cost of the relevant asset; and

         (b)      the relevant asset's net realisable value at that time.

         "WORK IN PROGRESS"

         means, at any time, normal expenditure incurred by an Obligor in the construction of housing and supporting site infrastructure which is capitalised within work in progress in accordance with the Applicable Principles.

         "3333 HOLDING CORPORATION"

         means 3333 Holding Corporation, a company incorporated in Nevada, U.S.A.

1.2      CONSTRUCTION

(a) In this Agreement, unless the contrary intention appears, a reference to:

         (i) an "AMENDMENT" includes a supplement, novation, restatement or re-enactment and "amended" will be construed accordingly;

                  "ASSETS" includes present and future properties, revenues and rights of every description;

                  an "AUTHORISATION" includes an authorisation, consent, approval, resolution, licence, exemption, filing, registration or notarisation;

                  "DISPOSAL" means a sale, transfer, grant, lease or other disposal, whether voluntary or involuntary, and "DISPOSE" will be construed accordingly;

                  "INDEBTEDNESS" includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money;

                  a "PERSON" includes any individual, company, corporation, unincorporated association or body (including a partnership, trust, joint venture or consortium), government, state, agency, organisation or other entity whether or not having separate legal personality;

                  a "REGULATION" includes any regulation, rule, official directive, request or guideline (whether or not having the force of law but, if not having the force of law, being of a type with which any person to which it applies is accustomed to comply) of any governmental, inter-governmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

         (ii) a currency is a reference to the lawful currency for the time being of the relevant country;

         (iii) a Default being "OUTSTANDING" means that it has not been remedied or waived;

         (iv) a provision of law is a reference to that provision as extended, applied, amended or re-enacted and includes any subordinate legislation;

         (v) a Clause, a Subclause or a Schedule is a reference to a clause or subclause of, or a schedule to, this Agreement;

         (vi) a person includes its successors in title, permitted assigns and permitted transferees;

         (vii) a Finance Document or another document is a reference to that Finance Document or other document as amended; and

         (viii)   a time of day is a reference to London time.

(b) Unless the contrary intention appears, a reference to a "MONTH" or "MONTHS" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month or the calendar month in which it is to end, except that:

         (i) if the numerically corresponding day is not a Business Day, the period will end on the next Business Day in that month (if there is one) or the preceding Business Day (if there is not);

         (ii) if there is no numerically corresponding day in that month, that period will end on the last Business Day in that month; and

         (iii) notwithstanding sub-paragraph (i) above, a period which commences on the last Business Day of a month will end on the last Business Day in the next month or the calendar month in which it is to end, as appropriate.

(c)      (i)      Unless expressly provided to the contrary in a Finance
                  Document, a person who is not a party to a Finance Document may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999.

         (ii) Notwithstanding any term of any Finance Document, the consent of any third party is not required for any variation (including any release or compromise of any liability under) or termination of that Finance Document.

(d)      Unless the contrary intention appears:

         (i) a reference to a Party will not include that Party if it has ceased to be a Party under this Agreement;

         (ii) a term used in any other Finance Document or in any notice given in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement;

         (iii) if there is an inconsistency between this Agreement and any other Finance Document, this Agreement will prevail;

         (iv) any obligation of an Obligor under the Finance Documents which is not a payment obligation remains in force for so long as any payment obligation is or may be outstanding under the Finance Documents; and

         the headings in this Agreement do not affect its interpretation.

2.       FACILITY

2.1      FACILITY

         Subject to the terms of this Agreement, the Lenders make available to the Borrowers a Sterling revolving credit facility in an aggregate amount equal to the Total Commitments.

2.2      NATURE OF A FINANCE PARTY'S RIGHTS AND OBLIGATIONS

         Unless otherwise agreed by all the Finance Parties:

         (a) the obligations of a Finance Party under the Finance Documents are several;

         (b) failure by a Finance Party to perform its obligations does not affect the obligations of any other Party under the Finance Documents;

         (c) no Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents;

         (d) the rights of a Finance Party under the Finance Documents are separate and independent rights;

         (e) a debt arising under the Finance Documents to a Finance Party is a separate and independent debt; and

         (f) a Finance Party may, except as otherwise stated in the Finance Documents, separately enforce those rights.

3.       PURPOSE

3.1      LOANS

         Each Loan may only be used for general corporate and/or working capital purposes of the Group or any purpose specifically permitted under this Agreement.

3.2      NO OBLIGATION TO MONITOR

         No Finance Party is bound to monitor or verify the utilisation of the Facility.

4.       CONDITIONS PRECEDENT

4.1      CONDITIONS PRECEDENT DOCUMENTS

         A Request may not be given until the Facility Agent has notified CDFCUK and the Lenders that it has received all of the documents and evidence set out in Part I of Schedule 2 (Conditions precedent documents) in form and substance satisfactory to the Facility Agent. The Facility Agent must give this notification as soon as reasonably practicable.

4.2      FURTHER CONDITIONS PRECEDENT

         The obligations of each Lender to participate in any Loan are subject to the further conditions precedent that:

         (a) on both the date of the Request and the Utilisation Date for that Loan:

                  (i) the Repeating Representations are correct in all material respects;

                  (ii) no Default or, in the case of a Rollover Loan, no Event of Default is outstanding or would result from the Loan; and

         (b)      the aggregate principal amount of:

                  (i)      outstanding Loans;

                  (ii) the net amount outstanding under the Overdraft Facility; and

                  (iii)    amounts outstanding under the Bonding Facility,

                  immediately after that Loan is made will not exceed the then current Adjusted Security Asset Value.

4.3      MAXIMUM NUMBER

         Unless the Facility Agent agrees, a Request may not be given if, as a result, there would be more than 15 Loans outstanding.

5.       UTILISATION

5.1      GIVING OF REQUESTS

(a) A Borrower may borrow a Loan by giving to the Facility Agent a duly completed Request.

(b) Unless the Facility Agent otherwise agrees, the latest time for receipt by the Facility Agent of a duly completed Request is 11.00 a.m. one Business Day before the Rate Fixing Day for the proposed borrowing.

(c)      Each Request is irrevocable.

5.2      COMPLETION OF REQUESTS

         A Request will not be regarded as having been duly completed unless:

         (a)      it identifies the Borrower;

         (b) the Utilisation Date is a Business Day falling within the Availability Period; and

         (c) the proposed, amount and Interest Period comply with this Agreement.

         Only one Loan may be requested in a Request.

5.3      AMOUNT OF LOAN

(a) Except as provided below, the amount of the Loan must be a minimum of (pound)2,000,000 and an integral multiple of (pound)1,000,000.

(b) The amount of the Loan may also be the balance of the undrawn Total Commitments or such other amount as the Facility Agent and the Lenders may agree.

(c) The amount of each Lender's share of the Loan will be its Pro Rata Share on the proposed Utilisation Date.

5.4      ADVANCE OF LOAN

(a) The Facility Agent must promptly notify each Lender of the details of the requested Loan and the amount of its share in that Loan.

(b) No Lender is obliged to participate in a Loan if, as a result, the Loans would exceed the Total Commitments.

(c) If the conditions set out in this Agreement have been met, each Lender must make its share in the Loan available to the Facility Agent for the relevant Borrower on the Utilisation Date.

6.       REPAYMENT

(a)      Each Borrower must repay each Loan made to it in full on its Maturity
         Date.

(b) Subject to the other terms of this Agreement, any amounts repaid under paragraph (a) above may be re-borrowed.

7.       PREPAYMENT AND CANCELLATION

7.1      MANDATORY PREPAYMENT - ILLEGALITY

(a) A Lender must notify CDFCUK promptly if it becomes aware that it is unlawful in any jurisdiction for that Lender to perform any of its obligations under a Finance Document or to fund or maintain its share in any Loan.

(b)      After notification under paragraph (a) above:

         (i) each Borrower must repay or prepay the share of that Lender in each Loan made to it on the date specified in paragraph (c) below; and

         (ii)     the Commitment of that Lender will be immediately cancelled.

(c) The date for repayment or prepayment of a Lender's share in a Loan will be:

         (i) the third Business Day following receipt by CDFCUK of notice from the Lender under paragraph (a) above; or

         (ii) if later, the latest date allowed by the relevant law which shall be notified to CDFCUK by the relevant Lender as soon as reasonably practicable.

7.2      MANDATORY PREPAYMENT - BREACH OF ADJUSTED SECURITY ASSET VALUE

(a) CDFCUK must promptly notify the Facility Agent if, at any time, the aggregate principal amount of:

         (i)      outstanding Loans;

         (ii)     the net amount outstanding under the Overdraft Facility; and

         (iii)    amounts outstanding under the Bonding Facility,

         exceeds the Adjusted Security Asset Value at that time.

(b) After notification under paragraph (a) above, the Borrowers must either:

         (i) prepay the amount of the Loans necessary to ensure that the aggregate outstanding principal amount of the items referred to in sub-paragraphs (a)(i) to (iii) above no longer exceeds the Adjusted Security Asset Value; or

         (ii) provide cash cover to the Facility Agent in the relevant amount.

(c) The date for prepayment under paragraph (b) above will be the date which is 3 Business Days after receipt by the Facility Agent of the notice from CDFCUK under paragraph (a) above, or such later date as is agreed to by the Lenders.

7.3      VOLUNTARY PREPAYMENT

(a) CDFCUK may, by giving not less than 5 Business Days' prior notice to the Facility Agent, prepay (or ensure that a Borrower prepays) any Loan at any time in whole or in part.

(b) A prepayment of part of a Loan must be in a minimum amount of (pound)1,000,000 and an integral multiple of (pound)1,000,000.

7.4      AUTOMATIC CANCELLATION

         The Commitment of each Lender will be automatically cancelled at the close of business on the last day of the Availability Period.

7.5      VOLUNTARY CANCELLATION

(a) CDFCUK may, by giving not less than 5 Business Days' prior notice to the Facility Agent, cancel the unutilised amount of the Total Commitments in whole or in part.

(b) Partial cancellation of the Total Commitments must be in a minimum amount of (pound)1,000,000 and an integral multiple of (pound)1,000,000.

(c) Any cancellation in part will be applied against the Commitment of each Lender pro rata.

7.6      INVOLUNTARY PREPAYMENT AND CANCELLATION

(a) If an Obligor is, or will be, required to pay to a Lender a Tax Payment or an Increased Cost, CDFCUK may, while the requirement continues, give notice to the Facility Agent requesting prepayment and cancellation in respect of that Lender.

(b)      After notification under paragraph (a) above:

         (i) each Borrower must repay or prepay that Lender's share in each Loan made to it on the date specified in paragraph (c) below; and

         (ii)     the Commitment of that Lender will be immediately cancelled.

(c) The date for repayment or prepayment of a Lender's share in a Loan will be the last day of the Interest Period for that Loan or, if earlier, the date specified by CDFCUK in its notification.

7.7      RE-BORROWING OF LOANS

(a)      Any:

         (i)      voluntary prepayment of a Loan; or

         (ii) involuntary prepayment of a Loan under Clause 7.2 (Mandatory Prepayment - breach of Adjusted Security Asset Value),

         may be re-borrowed on the terms of this Agreement.

(b) Subject to paragraph (a)(ii) above, any mandatory or involuntary prepayment of a Loan may not be re-borrowed.

7.8      MISCELLANEOUS PROVISIONS

(a) Any notice of prepayment and/or cancellation under this Agreement is irrevocable and must specify the relevant date(s) and the affected Loans and Commitments. The Facility Agent must notify the Lenders promptly of receipt of any such notice.

(b) All prepayments under this Agreement must be made with accrued interest on the amount prepaid. No premium or penalty is payable in respect of any prepayment except for Break Costs.

(c) The Majority Lenders may agree a shorter notice period for a voluntary prepayment or a voluntary cancellation.

(d) No prepayment or cancellation is allowed except in accordance with the express terms of this Agreement.

(e) No amount of the Total Commitments cancelled under this Agreement may subsequently be reinstated.

8.       INTEREST

8.1      CALCULATION OF INTEREST

         The rate of interest on each Loan for each Interest Period is the percentage rate per annum equal to the aggregate of the applicable:

         (a)      Margin;

         (b)      LIBOR; and

         (c)      Mandatory Cost.

8.2      PAYMENT OF INTEREST

         Except where it is provided to the contrary in this Agreement, each Borrower must pay accrued interest on each Loan made to it on the last day of each Interest Period and also, if the Interest Period is longer than six months, on the dates falling at six-monthly intervals after the first day of that Interest Period.

8.3      MARGIN ADJUSTMENTS

(a) In this Subclause "CONSOLIDATED EBIT" and "CONSOLIDATED NET INTEREST PAYABLE" have the meanings given to them in Clause 18 (Financial covenants).

(b) Subject to paragraph (c) below and beginning with the financial quarter ending on 30th September, 2002, the Margin will be calculated by reference to the table below and the information set out in the latest Compliance Certificate and relevant financial statements delivered pursuant to Clause 17.2(b) and Clause 17.1(a) respectively:


                                COLUMN 1                                           COLUMN 2
                     RATIO OF CONSOLIDATED EBIT TO                                  MARGIN
                   CONSOLIDATED NET INTEREST PAYABLE                         (PER CENT. PER ANNUM)
                   ---------------------------------                         ---------------------
         Greater than or equal to 2.50 to 1                                          1.00

         Greater than or equal to 2.25 to 1 but less than 2.50 to 1                  1.10

         Greater than or equal to 2.00 to 1 but less than 2.25 to 1                  1.25

(c) Any change in the Margin will, subject to paragraph (d) below, apply to each Loan made (or if it is still outstanding) from the start of its next Interest Period, after the date of receipt by the Facility Agent of the relevant Compliance Certificate and financial statements.

(d)      For so long as:

         (i) CDFCUK is in default of its obligation under this Agreement to provide a Compliance Certificate or relevant financial statements, unless such default:

                  (A)      is capable of remedy; and

                  (B) is remedied within 21 days of the earlier of the Facility Agent giving notice and CDFCUK becoming aware of the default; or

         (ii)     an Event of Default is outstanding,

         the Margin will be 1.25 per cent. per annum.

8.4      INTEREST ON OVERDUE AMOUNTS

(a) If an Obligor fails to pay any amount payable by it under the Finance Documents, it must immediately on demand by the Facility Agent pay interest on the overdue amount from its due date up to the date of actual payment, both before, on and after judgment.

(b) Interest on an overdue amount is payable at a rate determined by the Facility Agent to be one per cent. per annum above the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted a Loan in the currency of the overdue amount. For this purpose, the Facility Agent may (acting reasonably):

         (i) select successive Interest Periods of any duration of up to three months; and

         (ii)     determine the appropriate Rate Fixing Day for that Interest
                  Period.

(c) Notwithstanding paragraph (b) above, if the overdue amount is a principal amount of a Loan and becomes due and payable prior to the last day of its current Interest Period, then:

         (i) the first Interest Period for that overdue amount will be the unexpired portion of that Interest Period; and

         (ii) the rate of interest on the overdue amount for that first Interest Period will be one per cent. per annum above the rate then payable on that Loan.

         After the expiry of the first Interest Period for that overdue amount, the rate on the overdue amount will be calculated in accordance with paragraph (b) above.

(d) Interest (if unpaid) on an overdue amount will be compounded with that overdue amount at the end of each of its Interest Periods but will remain immediately due and payable.

8.5      NOTIFICATION OF RATES OF INTEREST

         The Facility Agent must promptly notify each relevant Party of the determination of a rate of interest under this Agreement.

9.       TERMS

9.1      SELECTION

(a)      Each Loan has one Interest Period only.

(b)      A Borrower must select the Interest Period for a Loan in the relevant
         Request.

(c) Subject to the following provisions of this Clause, each Interest Period for a Loan will be one, two, three or six months or any other period agreed by the relevant Borrower and the Lenders.

(d) Until completion of Syndication, each Interest Period must be a period of one month or any other period agreed by the Facility Agent.

9.2      NO OVERRUNNING THE FINAL MATURITY DATE

         If any Interest Period would otherwise overrun the Final Maturity Date, it will be shortened so that it ends on the Final Maturity Date.

9.3      NOTIFICATION

         The Facility Agent must notify the Borrower and the Lenders of the duration of each Interest Period promptly after ascertaining its duration.

10.      MARKET DISRUPTION

10.1     FAILURE OF A REFERENCE BANK TO SUPPLY A RATE

         If LIBOR is to be calculated by reference to the Reference Banks but a Reference Bank does not supply a rate by 12.00 noon on a Rate Fixing Day, the applicable LIBOR will, subject as provided below, be calculated on the basis of the rates of the remaining Reference Banks.

10.2     MARKET DISRUPTION

(a)      In this Clause, each of the following events is a "MARKET DISRUPTION
         EVENT":

         (i) LIBOR is to be calculated by reference to the Reference Banks but no, or, after completion of Syndication, only one, Reference Bank supplies a rate by 12.00 noon on the Rate Fixing Day; or

         (ii) the Facility Agent receives by close of business on the Rate Fixing Day notification from Lenders whose shares in the relevant Loan exceed 30 per cent. of that Loan that the cost to them of obtaining matching deposits in the relevant interbank market is in excess of LIBOR for the relevant Interest Period.

(b) The Facility Agent must promptly notify CDFCUK and the Lenders of a market disruption event.

(c) After notification under paragraph (b) above, the rate of interest on each Lender's share in the affected Loan for the relevant Interest Period will be the aggregate of the applicable:

         (i)      Margin;

         (ii) rate notified to the Facility Agent by that Lender as soon as practicable to be that which expresses as a percentage rate per annum the cost to that Lender of funding its share in that Loan from whatever source it may reasonably select; and

         (iii)    Mandatory Cost.

10.3     ALTERNATIVE BASIS OF INTEREST OR FUNDING

(a) If a market disruption event occurs and the Facility Agent or CDFCUK so requires, CDFCUK and the Facility Agent must enter into negotiations for a period of not more than 30 days with a view to agreeing an alternative basis for determining the rate of interest and/or funding for the affected Loan and any future Loan.

(b) Any alternative basis agreed will be, with the prior consent of all the Lenders, binding on all the Parties.

11.      TAXES

11.1     GENERAL

         In this Clause:

         "QUALIFYING LENDER"

         means a Lender which is:

         (a)      a U.K. Lender; or

         (b)      a Treaty Lender.

         "TAX CREDIT"

         means a credit against any Tax or any relief or remission for Tax (or its repayment).

         "TREATY LENDER"

         means a Lender which is, on the date a payment of interest falls due under this Agreement:

         (a) resident (as defined in the appropriate double taxation agreement) in a country with which the U.K. has a double taxation agreement giving residents of that country exemption from U.K. taxation on interest; and

         (b) does not carry on a business in the U.K. through a permanent establishment with which the payment is effectively connected.

         "U.K. LENDER"

         means a Lender which is within the charge to U.K. corporation tax in respect of, and beneficially entitled to, a payment of interest on a Loan made by a person that was a bank for the purposes of section 349 of the Income and Corporation Taxes Act 1988 (as currently defined in section 840A of the Income and Corporation Taxes Act) at the time the Loan was made.

11.2     TAX GROSS-UP

(a) Each Obligor must make all payments to be made by it under the Finance Documents without any Tax Deduction, unless a Tax Deduction is required by law.



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                                       33


(b)      If:

         (i)      a Lender is not, or ceases to be, a Qualifying Lender; or

         (ii) an Obligor or a Lender is aware that an Obligor must make a Tax Deduction (or that there is a change in the rate or the basis of a Tax Deduction),

         it must promptly notify the Facility Agent. The Facility Agent must then promptly notify the affected Parties.

(c) Except as provided below, if a Tax Deduction is required by law to be made by an Obligor or the Facility Agent, the amount of the payment due from the Obligor will be increased to an amount which (after making the Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.

(d)      (i)      Except as provided below, an Obligor resident for tax purposes in the U.K. is not required to make an increased payment under paragraph (c) above to a Lender that is not, or has ceased to be, a Qualifying Lender in excess of the amount that the Obligor would have had to pay had the Lender been, or not ceased to be, a Qualifying Lender.

         (ii) Sub-paragraph (i) above will not apply if the Lender has ceased to be a Qualifying Lender by reason of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration, or application of) any law or double taxation agreement or any published practice or concession of any relevant taxing authority.

(e) An Obligor resident for tax purposes in the U.K. is not required to make an increased payment to a Lender under paragraph (c) above if that Lender is a Treaty Lender and the Obligor making the payment is able to demonstrate that the Tax Deduction would not have been required if the Lender had complied with its obligations under paragraph (h) below.

(f) If an Obligor is required to make a Tax Deduction, that Obligor must make the minimum Tax Deduction and must make any payment required in connection with that Tax Deduction within the time allowed by law.

(g) Within 30 days of making either a Tax Deduction or a payment required in connection with a Tax Deduction, the Obligor making that Tax Deduction or payment must deliver to the Facility Agent for the relevant Finance Party evidence satisfactory to that Finance Party (acting reasonably) that the Tax Deduction has been made or (as applicable) the appropriate payment has been paid to the relevant taxing authority.

(h) A Treaty Lender must co-operate with each Obligor by using its reasonable endeavours to complete any procedural formalities necessary for that Obligor to obtain authorisation to make that payment without a Tax Deduction.

11.3     TAX INDEMNITY

(a) Except as provided below, CDFCUK must indemnify a Finance Party against any loss or liability which that Finance Party (in its absolute discretion) determines will be or has been suffered (directly or indirectly) by that Finance Party for or on account of Tax in relation to a payment received or receivable (or any payment deemed to be received or receivable) under a Finance Document.

(b) Paragraph (a) above does not apply to any Tax assessed on a Finance Party under the laws of the jurisdiction in which:

         (i) that Finance Party is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Finance Party is treated as resident for tax purposes; or

         (ii) that Finance Party's Facility Office is located in respect of amounts received or receivable in that jurisdiction,

         if that Tax is imposed on or calculated by reference to the net income received or receivable by that Finance Party. However, any payment deemed to be received or receivable, including any amount treated as income but not actually received by the Finance Party, such as a Tax Deduction, will not be treated as net income received or receivable for this purpose.

(c)      A Finance Party making, or intending to make, a claim under paragraph
         (a) above must promptly notify CDFCUK of the event which will give, or has given, rise to the claim.

11.4     TAX CREDIT

         If an Obligor makes a Tax Payment and the relevant Finance Party (in its absolute discretion) determines that:

         (a)      a Tax Credit is attributable to that Tax Payment; and

         (b)      it has used that Tax Credit,

         the Finance Party must pay an amount to the Obligor which that Finance Party determines (in its absolute discretion) will leave it (after that payment) in the same after-tax position as it would have been in if the Tax Payment had not been made by the Obligor.

11.5     STAMP TAXES

         CDFCUK must pay and indemnify each Finance Party against any stamp duty, registration or other similar Tax payable in connection with the entry into, performance or enforcement of any Finance Document, except for any such Tax payable in connection with the entry into of a Transfer Certificate.

11.6     VALUE ADDED TAXES

(a) Any amount (including costs and expenses) payable under a Finance Document by an Obligor is exclusive of any value added tax which might be chargeable in connection with that amount. If any such value added tax is chargeable, the Obligor must pay to the Finance Party (in addition to and at the same time as paying that amount) an amount equal to the amount of that value added tax.

(b) The obligation of any Obligor under paragraph (a) above will be reduced to the extent that the Finance Party is entitled to repayment or a credit in respect of the relevant Tax.




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                                       35


12.      INCREASED COSTS

12.1     INCREASED COSTS

         Except as provided below in this Clause, CDFCUK must pay to a Finance Party the amount of any Increased Cost incurred by that Finance Party or any of its Affiliates as a result of:

         (a) the introduction of, or any change in, or any change in the interpretation or application of, any law or regulation; or

         (b)      compliance with any law or regulation,

         made after the date of this Agreement.

12.2     EXCEPTIONS

         The Company need not make any payment for an Increased Cost to the extent that the Increased Cost is:

         (a) compensated for under another Clause or would have been but for an exception to that Clause;

         (b) a tax on the overall net income of a Finance Party or any of its Affiliates; or

         (c) attributable to a Finance Party or its Affiliate wilfully, negligently or recklessly failing to comply with any law or regulation.

12.3     CLAIMS

         A Finance Party intending to make a claim for an Increased Cost must notify CDFCUK promptly of the circumstances giving rise to, and the amount of, the claim.

13.      MITIGATION

13.1     MITIGATION

(a) Each Finance Party must, in consultation with CDFCUK, take all reasonable steps to mitigate any circumstances which arise and which result or would result in:

         (i) any Tax Payment or Increased Cost being payable to that Finance Party; or

         (ii) that Finance Party being able to exercise any right of prepayment and/or cancellation under this Agreement by reason of any illegality,

         including transferring its rights and obligations under the Finance Documents to an Affiliate or changing its Facility Office.

(b) CDFCUK must indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party as a result of any step taken by it under this Subclause.

(c) A Finance Party is not obliged to take any step under this Subclause if, in the opinion of that Finance Party (acting reasonably), to do so might be prejudicial to it.

13.2     CONDUCT OF BUSINESS BY A FINANCE PARTY

         No term of this Agreement will:

         (a) interfere with the right of any Finance Party to arrange its affairs (Tax or otherwise) in whatever manner it thinks fit;

         (b) oblige any Finance Party to investigate or claim any credit, relief, remission or repayment available to it in respect of Tax or the extent, order and manner of any claim; or

         (c) oblige any Finance Party to disclose any information relating to its affairs (Tax or otherwise) or any computation in respect of Tax.

14.      PAYMENTS

14.1     PLACE

         Unless a Finance Document specifies that payments under it are to be made in another manner, all payments by a Party (other than the Facility Agent) under the Finance Documents must be made to the Facility Agent to its account at such office or bank in the principal financial centre of the country of the relevant currency as it may notify to that Party for this purpose by not less than five Business Days' prior notice.

14.2     FUNDS

         Payments under the Finance Documents to the Facility Agent must be made for value on the due date at such times and in such funds as the Facility Agent may specify to the Party concerned as being customary at the time for the settlement of transactions in the relevant currency in the place for payment.

14.3     DISTRIBUTION

(a) Each payment received by the Facility Agent under the Finance Documents for another Party must, except as provided below, be made available by the Facility Agent to that Party by payment (as soon as practicable after receipt) to its account with such office or bank in the principal financial centre of the country of the relevant currency as it may notify to the Facility Agent for this purpose by not less than five Business Days' prior notice.

(b) The Facility Agent may apply any amount received by it for an Obligor in or towards payment (as soon as practicable after receipt) of any amount due from that Obligor under the Finance Documents or in or towards the purchase of any amount of any currency to be so applied.

(c) Where a sum is paid to the Facility Agent under this Agreement for another Party, the Facility Agent is not obliged to pay that sum to that Party until it has established that it has actually received it. However, the Facility Agent may assume that the sum has been paid to it, and, in reliance on that assumption, make available to that Party a corresponding amount. If it transpires that the sum has not been received by the Facility Agent, that Party must immediately on demand by the Facility Agent refund any corresponding amount made available to it together with interest on that amount from the date of payment to the date of receipt by the Facility Agent at a rate calculated by the Facility Agent to reflect its cost of funds.

14.4     CURRENCY

(a) Unless a Finance Document specifies that payments under it are to be made in a different manner, the currency of each amount payable under the Finance Documents is determined under this Clause.

(b) Interest is payable in the currency in which the relevant amount in respect of which it is payable is denominated.

(c) A repayment or prepayment of any principal amount is payable in the currency in which that principal amount is denominated on its due date.

(d) Amounts payable in respect of costs and expenses are payable in the currency in which they are incurred.

(e) Each other amount payable under the Finance Documents is payable in Sterling.

14.5     NO SET-OFF OR COUNTERCLAIM

         All payments made by an Obligor under the Finance Documents must be made without set-off or counterclaim.

14.6     BUSINESS DAYS

(a) If a payment under the Finance Documents is due on a day which is not a Business Day, the due date for that payment will instead be the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not) or whatever day the Facility Agent determines is market practice.

(b) During any extension of the due date for payment of any principal under this Agreement interest is payable on that principal at the rate payable on the original due date.

14.7     PARTIAL PAYMENTS

(a) If the Facility Agent receives a payment insufficient to discharge all the amounts then due and payable by the Obligors under the Finance Documents, the Facility Agent must apply that payment towards the obligations of the Obligors under the Finance Documents in the following order:

         (i) first, in or towards payment pro rata of any due but unpaid fees, costs and expenses of the Facility Agent under the Finance Documents;

         (ii) secondly, in or towards payment pro rata of any accrued interest or fee due but unpaid under this Agreement;

         (iii) thirdly, in or towards payment pro rata of any principal amount due but unpaid under this Agreement; and

         (iv) fourthly, in or towards payment pro rata of any other sum due but unpaid under the Finance Documents.

(b) The Facility Agent must, if so directed by all the Lenders, vary the order set out in sub-paragraphs (a)(ii) to (iv) above.

(c)      This Subclause will override any appropriation made by an Obligor.

14.8     TIMING OF PAYMENTS

         If a Finance Document does not provide for when a particular payment is due, that payment will be due within three Business Days of demand by the relevant Finance Party.

15.      GUARANTEE AND INDEMNITY

15.1     GUARANTEE AND INDEMNITY

         Each Guarantor jointly and severally and irrevocably and unconditionally:

         (a) guarantees to each Finance Party punctual performance by each Borrower of all its payment obligations under the Finance Documents;

         (b) undertakes with each Finance Party that, whenever a Borrower does not pay any amount when due under any Finance Document, it must immediately on demand by the Facility Agent pay that amount as if it were the principal obligor; and

         (c) indemnifies each Finance Party immediately on demand against any loss or liability suffered by that Finance Party if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal; the amount of the loss or liability under this indemnity will be equal to the amount the Finance Party would otherwise have been entitled to recover.

15.2     CONTINUING GUARANTEE

         This guarantee is a continuing guarantee and will extend to the ultimate balance of all sums payable by any Obligor under the Finance Documents, regardless of any intermediate payment or discharge in whole or in part.

15.3     REINSTATEMENT

(a) If any discharge (whether in respect of the obligations of any Obligor or any security for those obligations or otherwise) or arrangement is made in whole or in part on the faith of any payment, security or other disposition which is avoided or must be restored on insolvency, liquidation or otherwise without limitation, the liability of each Guarantor under this Clause will continue as if the discharge or arrangement had not occurred.

(b) Each Finance Party may concede or compromise any claim that any payment, security or other disposition is liable to avoidance or restoration.




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                                       39


15.4     WAIVER OF DEFENCES

         The obligations of each Guarantor under this Clause will not be affected by any act, omission or thing which, but for this provision, would reduce, release or prejudice any of its obligations under this Clause (whether or not known to it or any Finance Party). This includes:

         (a) any time or waiver granted to, or composition with, any person;

         (b) any release of any person under the terms of any composition or arrangement;

         (c) the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any person;

         (d) any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

         (e) any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of any person;

         (f) any amendment (however fundamental) of a Finance Document or any other document or security; or

         (g) any unenforceability, illegality, invalidity or non-provability of any obligation of any person under any Finance Document or any other document or security.

15.5     IMMEDIATE RECOURSE

         Each Guarantor waives any right it may have of first requiring any Finance Party (or any trustee or agent on its behalf) to proceed against or enforce any other right or security or claim payment from any person before claiming from that Guarantor under this Clause.

15.6     APPROPRIATIONS

         Until all amounts which may be or become payable by the Obligors under the Finance Documents have been irrevocably paid in full, each Finance Party (or any trustee or agent on its behalf) may:

         (a)      without affecting the liability of any Guarantor under this
                  Clause:

                  (i) refrain from applying or enforcing any other moneys, security or rights held or received by that Finance Party (or any trustee or agent on its behalf) in respect of those amounts; or

                  (ii) apply and enforce them in such manner and order as it sees fit (whether against those amounts or otherwise); and

         (b) hold in an interest-bearing suspense account any moneys received from any Guarantor or on account of that Guarantor's liability under this Clause.

15.7     NON-COMPETITION

         Unless:

         (a) all amounts which may be or become payable by the Obligors under the Finance Documents have been irrevocably paid in full; or

         (b)      the Facility Agent otherwise directs,

         no Guarantor will, after a claim has been made or by virtue of any payment or performance by it under this Clause:

         (i) be subrogated to any rights, security or moneys held, received or receivable by any Finance Party (or any trustee or agent on its behalf);

         (ii) be entitled to any right of contribution or indemnity in respect of any payment made or moneys received on account of that Guarantor's liability under this Clause;

         (iii) claim, rank, prove or vote as a creditor of any Obligor or its estate in competition with any Finance Party (or any trustee or agent on its behalf); or

         (iv) receive, claim or have the benefit of any payment, distribution or security from or on account of any Obligor, or exercise any right of set-off as against any Obligor.

         Each Guarantor must hold in trust for and immediately pay or transfer to the Facility Agent for the Finance Parties any payment or distribution or benefit of security received by it contrary to paragraph (a) above or in accordance with any directions given by the Facility Agent under paragraph (b) above.

15.8     ADDITIONAL SECURITY

         This guarantee is in addition to and is not in any way prejudiced by any other security now or subsequently held by any Finance Party.

16.      REPRESENTATIONS

16.1     REPRESENTATIONS

         The representations set out in this Clause are made by each Obligor or (if it so states) CDFCUK or the Company (as appropriate) to each Finance Party.

16.2     STATUS

(a) It is a limited liability company, duly incorporated and validly existing under the laws of its jurisdiction of incorporation.

(b) It and each of its Subsidiaries has the power to own its assets and carry on its business as it is being conducted.

16.3     POWERS AND AUTHORITY

         It has the power to enter into and perform, and has taken all necessary action to authorise the entry into and performance of, the Finance Documents to which it is or will be a party and the transactions contemplated by those Finance Documents.

16.4     LEGAL VALIDITY

         Subject to the Reservations and to any other general principles of law limiting its obligations and referred to in any legal opinion required under this Agreement, each Finance Document to which it is a party is its legally binding, valid and enforceable obligation.

16.5     NON-CONFLICT

         The entry into and performance by it of, and the transactions contemplated by, the Finance Documents do not conflict with:

         (a)      any law or regulation applicable to it;

         (b)      its or any of its Subsidiaries' constitutional documents; or

         (c) any document which is binding upon it or any of its Subsidiaries or any of its or its Subsidiaries' assets.

16.6     NO DEFAULT

(a) No Default is outstanding or will result from the execution of, or the performance of any transaction contemplated by, any Finance Document; and

(b) no other event is outstanding which constitutes a default under any document which is binding on it or any of its Subsidiaries or any of its or its Subsidiaries' assets to an extent or in a manner which is reasonably likely to have a Material Adverse Effect.

16.7     AUTHORISATIONS

         Except for registration of the Security Agreement under the Companies Act 1985, all authorisations required by it in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by, the Finance Documents have been obtained or effected (as appropriate) and are in full force and effect.

16.8     FINANCIAL STATEMENTS

         Its audited financial statements most recently delivered to the Facility Agent (which, in the case of the Company at the date of this Agreement, are the Original Financial Statements):

         (a) have been prepared in accordance with accounting principles and practices generally accepted in its jurisdiction of incorporation, consistently applied; and

         (b) fairly represent its financial condition (consolidated, if applicable) as at the date to which they were drawn up, except, in each case, as disclosed to the contrary in those financial statements.

16.9     NO MATERIAL ADVERSE CHANGE

         In the case of CDFCUK only, there has been no material adverse change in the consolidated financial condition of CDFCUK since the date that its consolidated audited financial statements for the financial year ending on 31st March, 2002 were delivered to the Facility Agent.

16.10    LITIGATION

         No litigation, arbitration or administrative proceedings are current or, to its knowledge, pending or threatened, which, if adversely determined, are reasonably likely to have a Material Adverse Effect.

16.11    INFORMATION MEMORANDUM

(a) In this Subclause, "INFORMATION MEMORANDUM" means the information memorandum prepared on behalf of, and approved by, the Company in connection with this Agreement.

(b)      In the case of the Company only:

         (i) the factual information provided by the Company or any member of the Group contained in the Information Memorandum was true and accurate in all material respects as at its date or (if appropriate) as at the date (if any) at which it is stated to be given;

         (ii) the financial projections provided by the Company or any member of the Group contained in the Information Memorandum have been prepared as at its date, on the basis of recent historical information and assumptions believed by the Company to be reasonable;

         (iii) to the best of its knowledge and belief, after due enquiry, the Information Memorandum did not omit as at its date any information relating to the Group which, if disclosed, would make the Information Memorandum as at its date untrue or misleading in any material respect and which might reasonably be expected materially and adversely to have affected the decision of a Lender when considering whether to provide finance to the Borrowers on the basis of the Finance Documents; and

         (iv) to the best of its knowledge and belief, after due enquiry, as at the date on which this representation is given, nothing has occurred in relation to the Group since the date of the Information Memorandum which, if disclosed, would make the Information Memorandum untrue or misleading in any material respect and which might reasonably be expected materially and adversely to have affected the decision of a Lender when considering whether to provide finance to the Borrowers on the basis of the Finance Documents.

16.12    ENVIRONMENTAL COMPLIANCE

(a)      It and each of its Subsidiaries:

         (i) has obtained all requisite Environmental Approvals required for the carrying on of its business as currently conducted;

         (ii) has at all times complied with the terms and conditions of such Environmental Approvals; and

         (iii) has at all times complied with all other applicable Environmental Law,

         the failure to obtain or comply with which, in each case, is reasonably likely to have a Material Adverse Effect;

(b) there is no Environmental Claim pending or, to its knowledge, threatened against it or any of its Subsidiaries which, if adversely determined, is reasonably likely to have a Material Adverse Effect; and

(c) so far as it is aware, no Dangerous Substance has been used, disposed of, generated, stored, transported, dumped, released, deposited, buried or emitted at, on, from or under any premises (whether or not owned, leased, occupied or controlled by it or any of its Subsidiaries and including any off-site waste management or disposal location utilised by it or any of its Subsidiaries) in such manner or circumstances as are reasonably likely to have a Material Adverse Effect.

16.13    TIMES FOR MAKING REPRESENTATIONS

(a) The representations set out in this Clause (other than the representations in Clause 16.11 (Information Memorandum) are made, unless otherwise stated, by each Original Obligor on the date of this Agreement.

(b) The representations in Clause 16.11 (Information Memorandum) are made by the Company only on the date of the Syndication Agreement.

(c) Unless a representation is expressed to be given at a specific date, each representation is deemed to be repeated by:

         (i) each Additional Obligor and the Company on the date that Additional Obligor becomes an Obligor; and

         (ii) each Obligor on the date of each Request and the first day of each Interest Period.

(d) When a representation is repeated, it is applied to the circumstances existing at the time of repetition.

17.      INFORMATION COVENANTS

17.1     FINANCIAL STATEMENTS

(a) CDFCUK must supply to the Facility Agent in sufficient copies for all the Lenders:

         (i) its audited consolidated financial statements for each of its financial years ending after the date of this Agreement;

         (ii) the audited financial statements of each Obligor for each of its financial years ending after the date of this Agreement;

         (iii) the interim management financial statements of the Group for each quarter of each of its financial years ending after the date of this Agreement; and

         (iv) a budget for the Group for each of its financial years beginning after the date of this Agreement.

(b) All financial statements must be supplied as soon as they are available and:

         (i) in the case of CDFCUK's audited consolidated financial statements, within 150 days (or such longer period as the Majority Lenders may agree);

         (ii) in the case of each Obligor's audited financial statements, within 150 days (or such longer period as the Majority Lenders may agree); and

         (iii) in the case of the Group's interim management financial statements, within 45 days (or such longer period as the Majority Lenders may agree),

         of the end of the relevant financial period; and

         (iv) in the case of the annual Group budget, not later than 30 days (or such longer period as the Majority Lenders may agree) after the start of the relevant financial year.

17.2     COMPLIANCE CERTIFICATE

(a) A "COMPLIANCE CERTIFICATE" is a certificate, substantially in the form of Schedule 7 (Form of Compliance Certificate) setting out, among other things, calculations of the financial covenants.

(b)      CDFCUK must supply to the Facility Agent a Compliance Certificate:

         (i)      within 45 days after the end of each financial quarter;

         (ii)     within 21 days after the end of each other month; and

         (iii) with each set of financial statements sent to the Facility Agent under Clause 17.1(a)(i) (Financial Statements).

(c) A Compliance Certificate must be signed by two authorised signatories of CDFCUK.

17.3     FORM OF FINANCIAL STATEMENTS

(a) CDFCUK must ensure that each set of financial statements supplied under this Agreement gives (if audited) a true and fair view of, or (if unaudited) fairly represents, the financial condition (consolidated or otherwise) of the relevant person as at the date to which those financial statements were drawn up.

(b) CDFCUK must notify the Facility Agent of any change to the basis on which its audited consolidated financial statements are prepared if that change is either material or might affect the calculation of the financial covenants set out in Clause 18 (Financial covenants) and of any change to its financial year end.

(c)      If requested by the Facility Agent, CDFCUK must supply to the Facility
         Agent:

         (i) a full description of any change notified under paragraph (b) above; and

         (ii) sufficient information to enable the Finance Parties to make a proper comparison between the financial position shown by the set of financial statements prepared on the changed basis and its most recent audited consolidated financial statements delivered to the Facility Agent under this Agreement.

(d) If requested by the Facility Agent, CDFCUK must enter into discussions for a period of not more than 30 days with a view to agreeing any amendments required to be made to the financial covenants set out in Clause 18 (Financial covenants) to place CDFCUK and the Lenders in the same position as they would have been in if the change had not happened. Any agreement between CDFCUK and the Facility Agent will be, with the prior consent of the Majority Lenders, binding on all the Parties.

(e) If no agreement is reached under paragraph (d) above on the required amendments to this Agreement, CDFCUK must ensure that its auditors confirm the appropriateness of those amendments; the confirmation of the auditors will be, in the absence of manifest error, binding on all the Parties.

17.4     INFORMATION - MISCELLANEOUS

         The Company must supply to the Facility Agent:

         (a) copies of all documents despatched by the Company to its creditors generally at the same time as they are despatched;

         (b) promptly upon becoming aware of them, details of any litigation, arbitration or administrative proceedings which are current, threatened or pending and which might, if adversely determined, have a Material Adverse Effect;

         (c) promptly on request, a list of the then current Material Subsidiaries; and

         (d) promptly on request, such further information regarding the financial condition and operations of the Group as any Finance Party through the Facility Agent may reasonably request.

17.5     NOTIFICATION OF DEFAULT

(a) Unless the Facility Agent has already been so notified by another Obligor, each Obligor must notify the Facility Agent of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence.

(b) Promptly on request by the Facility Agent at any time when the Facility Agent reasonably believes a Default is outstanding, CDFCUK must supply to the Facility Agent a certificate, signed by two of its authorised signatories on its behalf, certifying that no Default is outstanding or, if a Default is outstanding, specifying the Default and the steps, if any, being taken to remedy it. The request from the Facility Agent must include reasonable details of why the Facility Agent believes a Default is outstanding.

18.      FINANCIAL COVENANTS

18.1     DEFINITIONS

         In this Clause:

         "CONSOLIDATED CASH AND CASH EQUIVALENTS"

         means, at any time:

         (a) cash in hand or on deposit with any acceptable bank, which, in either case, is remittable to the U.K.;

         (b) certificates of deposit, maturing within one year after the relevant date of calculation, issued by an acceptable bank;

         (c) any investment in marketable obligations issued or guaranteed by the government of the U.S.A. or the U.K. or by an instrumentality or agency of the government of the U.S.A. or the U.K. having an equivalent credit rating; or

         (d) any other instrument, security or investment approved by the Majority Lenders,

         in each case, to which any member of the Group is beneficially entitled at that time and which is capable of being applied against Consolidated Total Borrowings. An "ACCEPTABLE BANK" for this purpose is a commercial bank or trust company which has a rating of A or higher by Standard & Poor's or FitchIBCA or A2 or higher by Moody's or a comparable rating from a nationally recognised credit rating agency for its long-term debt obligations.

         "CONSOLIDATED EBIT"

         means the consolidated net pre-taxation profits of the Group for a Measurement Period, adjusted by:

         (a)      adding back Consolidated Interest Payable;

         (b)      taking no account of any exceptional or extraordinary item;
                  and

         (c)      deducting any amount attributable to minority interests.

         "CONSOLIDATED INTEREST PAYABLE"

         means all interest and periodic financing charges including arrangement fees, acceptance commission, commitment fee and the interest element of rental payments or finance or capital leases (whether, in each case, paid, payable or capitalised) incurred by the Group in effecting, servicing or maintaining Consolidated Total Borrowings during a Measurement Period.




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                                       47


         "CONSOLIDATED NET INTEREST PAYABLE"

         means Consolidated Interest Payable less all financing charges received or receivable by the Group during the relevant Measurement Period.

         "CONSOLIDATED TANGIBLE NET WORTH"

         means at any time the aggregate of:

         (a) the amount paid up or credited as paid up on the issued share capital of CDFCUK;

         (b) the amount standing to the credit of the consolidated capital and revenue reserves (including, without limitation, retained earnings and, subject to sub-paragraph (v) below, revaluation reserves) of the Group; and

         (c) notwithstanding paragraph (ix) below, the Minority Interest of Centex Development Company, L.P. in CDC2020 Plc forming part of the "Total Capital Employed" as referred to in the consolidated accounts of CDFCUK, based on the latest published audited consolidated balance sheet of CDFCUK (the "LATEST BALANCE SHEET") but adjusted by:

         (i) adding any amount standing to the credit of the profit and loss account of the Group for the period ending on:

                  (A)      the date of the latest balance sheet; and

                  (B) to the extent not included in sub-paragraph (A) above, the date to which the financial statements most recently provided to the Facility Agent under Clause 17.1 (Financial Statements) were made up;

         (ii)     deducting:

                  (A) any dividend or other distribution declared, recommended or made by any member of the Group (other than to an Obligor); and

                  (B)      the amount of any:

                           (I) loans or other forms of credit made by CDFCUK to; or

                           (II)     guarantees by CDFCUK of the obligations of,

                           its Holding Company or any Affiliate of its Holding Company (other than the Obligors), which, in aggregate, exceed (pound)1,000,000;

         (iii) deducting any amount standing to the debit of the profit and loss account of the Group for the period ending on:

                  (A)      the date of the latest balance sheet; and




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                                       48


                  (B) to the extent not included in sub-paragraph (A) above, the date to which the financial statements most recently provided to the Facility Agent under Clause 17.1 (Financial Statements) were made up.

         (iv) deducting any amount attributable to goodwill or any other intangible asset;

         (v) deducting any amount attributable to an upward revaluation of assets after 31st March, 2000 or, in the case of assets of a company which becomes a member of the Group after that date, the date on which that company becomes a member of the Group other than, in each case, an upward revaluation which is supported by an independent professional valuation;

         (vi) reflecting any variation in the amount of the issued share capital of CDFCUK and the consolidated capital and revenue reserves of the Group after the date of the latest balance sheet;

         (vii) reflecting any variation in the interest of CDFCUK in any other member of the Group since the date of the latest balance sheet;

         (viii)   excluding any amount attributable to deferred taxation; and

         (ix)     excluding any amount attributable to minority interests.

         "CONSOLIDATED TOTAL BORROWINGS"

         means, in respect of the Group, at any time the aggregate of the following:

         (a)      the outstanding principal amount of any moneys borrowed;

         (b) the outstanding principal amount of any acceptance under any acceptance credit;

         (c) the outstanding principal amount of any bond (other than performance bonds), note, debenture, loan stock or other similar instrument;

         (d) the capitalised element of indebtedness under a finance or capital lease;

         (e) the outstanding principal amount of all moneys owing in connection with the sale or discounting of receivables (otherwise than on a non-recourse basis);

         (f) the outstanding principal amount of any indebtedness arising from any deferred payment agreements (other than Deferred Purchase Agreements entered into in the ordinary course of trading which are not arranged primarily as a method of raising finance or financing the acquisition of land) arranged primarily as a method of raising finance or financing the acquisition of an asset;

         (g) any fixed or minimum premium payable on the repayment or redemption of any instrument referred to in paragraph (c) above;

         (h) the outstanding principal amount of any indebtedness arising in connection with any other transaction (including any forward sale or purchase agreement) which has the commercial effect of a borrowing; and

         (i) the outstanding principal amount of any indebtedness of any person of a type referred to in paragraphs (a) - (h) above which is the subject of a guarantee, indemnity or similar assurance against financial loss given by a member of the Group.

         Any amount outstanding in a currency other than Sterling is to be taken into account at its Sterling equivalent calculated on the basis of:

         (i) the Facility Agent's spot rate of exchange for the purchase of the relevant currency in the London foreign exchange market with Sterling at or about 11.00 a.m. on the day the relevant amount falls to be calculated; or

         (ii) if the amount is to be calculated on the last day of a financial period of CDFCUK, the rate of exchange used by CDFCUK in its financial statements for that period.

         "CONSOLIDATED TOTAL NET BORROWINGS"

         means at any time Consolidated Total Borrowings less Consolidated Cash and Cash Equivalents.

         "MEASUREMENT PERIOD"

         means a period of 12 months ending on the last day of a financial quarter of CDFCUK.

         "MINORITY INTEREST"

         means the 2,500,000 8 per cent. cumulative redeemable preference shares of (pound)1 each in CDC2020 Plc and registered in the name of Centex Development Company, L.P., a limited partnership formed in Delaware.

18.2     INTERPRETATION

(a) Except as provided to the contrary in this Agreement, an accounting term used in this Clause is to be construed in accordance with the Applicable Principles.

(b) No item must be credited or deducted more than once in any calculation under this Clause.

18.3     CONSOLIDATED TANGIBLE NET WORTH

         CDFCUK must ensure that Consolidated Tangible Net Worth is not at any time less than (pound)110,000,000.

18.4     GEARING

         CDFCUK must ensure that Consolidated Total Net Borrowings do not at any time exceed 100 per cent. of Consolidated Tangible Net Worth at that time.

18.5     INTEREST COVER/CASHFLOW

         CDFCUK must ensure that the ratio of Consolidated EBIT for a Measurement Period to Consolidated Net Interest Payable for that Measurement Period is not, at the end of that Measurement Period, less than 2.00 to 1.

18.6     RESTRICTION ON DIVIDEND

         CDFCUK must ensure that the aggregate amount of dividends or other distributions paid by it to its immediate Holding Company in any financial year does not exceed the aggregate of:

         (a)      CDFCUK's net post-taxation profits for that financial year;
                  and

         (b) to the extent those profits have not previously been distributed and form part of CDFCUK's retained earnings reserve, CDFCUK's net post-taxation profits from previous financial years.

19.      GENERAL COVENANTS

19.1     GENERAL

         Each Obligor agrees to be bound by the covenants set out in this Clause relating to it and, where the covenant is expressed to apply to each member of the Group, each Obligor must ensure that each of its Subsidiaries performs that covenant.

19.2     AUTHORISATIONS

         Each Obligor must promptly obtain, maintain and comply with the terms of any authorisation required under any law or regulation to enable it to perform its obligations under, or for the validity or enforceability of, any Finance Document.

19.3     COMPLIANCE WITH LAWS

         Each member of the Group must comply in all respects with all laws to which it is subject where failure to do so is reasonably likely to have a Material Adverse Effect.

19.4     PARI PASSU RANKING

         Each Obligor must ensure that its payment obligations under the Finance Documents rank at least pari passu with all its other present and future unsecured payment obligations, except for obligations mandatorily preferred by law applying to companies generally.

19.5     NEGATIVE PLEDGE

(a) Except as provided below, no member of the Group may create or allow to exist any Security Interest on any of its assets.

(b)      Paragraph (a) does not apply to:

         (i)      any Security Interest created by a Security Document;

         (ii) any Security Interest listed in Schedule 6 (Existing Security) except to the extent the principal amount secured by that Security Interest exceeds the amount stated in that Schedule;

         (iii) any Security Interest arising out of retention of title provisions in a supplier's standard conditions of supply of goods;

         (iv) any Security Interest comprising a netting or set-off arrangement entered into by a member of the Group in the ordinary course of its banking arrangements for the purpose of netting debit and credit balances;

         (v) any lien arising by operation of law and in the ordinary course of trading;

         (vi) any Security Interest on an asset, or an asset of any person, acquired by a member of the Group after the date of this Agreement but only for the period of six months from the date of acquisition and to the extent that the principal amount secured by that Security Interest has not been incurred or increased in contemplation of, or since, the acquisition; and

         (vii) any Security Interest securing consideration payable by a member of the Group under a Deferred Purchase Agreement the amount of which (when aggregated with the amount of any other consideration which has the benefit of a Security Interest allowed under this sub-paragraph (vii)) does not exceed 20 per cent. of Consolidated Tangible Net Worth or its equivalent in any other currency at any time.

(c)      No member of the Group may:

         (i) sell, transfer or otherwise dispose of any of its assets on terms where it is or may be leased to or re-acquired or acquired by a member of the Group or any of its related entities; or

         (ii) sell, transfer or otherwise dispose of any of its receivables on recourse terms,

         in circumstances where the transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset.

19.6     DISPOSALS

(a) Except as provided below, no member of the Group may, either in a single transaction or in a series of transactions and whether related or not, dispose of all or any part of its assets.

(b)      Paragraph (a) does not apply to any disposal:

         (i) made in the ordinary course of trading of the disposing entity;

         (ii) of assets in exchange for other assets comparable or superior as to type, value and quality;

         (iii) where the higher of the market value or consideration receivable (when aggregated with the higher of the market value or consideration for any other disposal not allowed under the preceding sub-paragraphs) in any financial year of CDFCUK does not exceed five per cent. of Consolidated Tangible Net Worth as at the end of the preceding financial year or its equivalent in any other currency; or

         (iv)     made to an Obligor.



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                                       52


19.7     FINANCIAL INDEBTEDNESS

(a) Except as provided below, no member of the Group may incur or allow to exist any Financial Indebtedness.

(b)      Paragraph (a) does not apply to:

         (i)      Financial Indebtedness incurred under Deferred Purchase
                  Agreements;

         (ii)     Financial Indebtedness incurred under the Finance Documents;

         (iii) Financial Indebtedness owed to Affiliates provided that any amount of such Financial Indebtedness which exceeds (pound)1,000,000 in aggregate matures after the Final Maturity Date;

         (iv) any Financial Indebtedness of any person acquired by a member of the Group which is incurred under arrangements in existence at the date of acquisition, but only for a period of six months from the date of acquisition;

         (v) any derivative transaction protecting against or benefiting from fluctuations in any rate or price entered into in the ordinary course of business of the Group;

         (vi) an overdraft facility not exceeding (pound)5,000,000 on a net basis provided by National Westminster Bank Plc;

         (vii) Financial Indebtedness relating to the issue of performance bonds, guarantees and similar instruments under a bonding line made available by National Westminster Bank Plc, up to an aggregate amount not exceeding (pound)5,000,000; or

         (viii) Financial Indebtedness which in aggregate does not exceed (pound)1,000,000 or its equivalent at any time.

19.8     LENDING AND GUARANTEES

         No member of the Group may, make any loans or any form of credit or give any guarantee or indemnity to or for the benefit of any person in respect of any obligation for Financial Indebtedness of any person other than:

         (a)      to another member of the Group;

         (b)      in respect of Financial Indebtedness of a member of the Group;
                  or

         (c) provided that no breach of Clause 18.3 (Consolidated Tangible Net Worth) is then outstanding or would result, loans from CDFCUK to its Holding Company or any Affiliate of its Holding Company,

         which in each case is permitted under Clause 19.7(b) (Financial Indebtedness) and in respect of which all relevant legislation relating to financial assistance has been complied with.




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                                       53


19.9     CHANGE OF BUSINESS

         CDFCUK must ensure that no substantial change is made to the general nature of the business of CDFCUK or the Group from that carried on at the date of this Agreement.

19.10    MERGERS

         No Obligor may enter into any amalgamation, demerger, merger or reconstruction otherwise than under an intra-Group re-organisation on a solvent basis or other transaction agreed by the Majority Lenders.

19.11    ACQUISITIONS

(a) Except as provided below, no member of the Group may make any acquisition or investment.

(b)      Paragraph (a) does not apply to:

         (i) acquisitions or investments made in the ordinary course of trade or which are ancillary to the trading operations of the Group; or

         (ii) acquisitions where the consideration (when aggregated with the consideration of any other acquisition not allowed under the preceding sub-paragraphs) in any financial year of CDFCUK does not exceed 20 per cent. of Consolidated Tangible Net Worth as at the end of the preceding financial year or its equivalent in any other currency.

19.12    ENVIRONMENTAL MATTERS

(a) Each member of the Group must ensure that it is, and has been, in compliance with all Environmental Law and Environmental Approvals applicable to it, where failure to do so is reasonably likely to have a Material Adverse Effect.

(b) Each member of the Group must promptly upon becoming aware notify the Facility Agent of:

         (i) any Environmental Claim current, or to its knowledge, pending or threatened; or

         (ii) any circumstances reasonably likely to result in an Environmental Claim,

         which, if substantiated, is reasonably likely either to have a Material Adverse Effect or result in any liability for a Finance Party.

19.13    INSURANCE

         Each member of the Group must insure its business and assets with insurance companies to such an extent and against such risks as companies engaged in a similar business normally insure.

20.      DEFAULT

20.1     EVENTS OF DEFAULT

(a)      Each of the events set out in this Clause is an Event of Default.

(b)      In this Clause:

         "PERMITTED TRANSACTION" means:

         (i) an intra-Group re-organisation of a member of the Group which is not an Obligor on a solvent basis; or

         (ii)     any other transaction agreed to by the Majority Lenders.

20.2     NON-PAYMENT

         An Obligor does not pay on the due date any amount payable by it under the Finance Documents in the manner required under the Finance Documents, unless the non-payment:

         (a)      is caused by technical or administrative error; and

         (b)      is remedied within three Business Days of the due date.

20.3     BREACH OF OTHER OBLIGATIONS

(a) An Obligor does not comply with any term of Clause 18 (Financial covenants), Clause 19.5 (Negative Pledge), Clause 19.6 (Disposals), Clause 19.7 (Financial Indebtedness) or Clause 19.8 (Lending and guarantees); or

(b) an Obligor does not comply with any other term of the Finance Documents not already referred to in this Clause or in Clause 20.2 (Non-payment), unless the non-compliance:

         (i)      is capable of remedy; and

         (ii) is remedied within 21 days of the earlier of the Facility Agent giving notice and the Obligor becoming aware of the non-compliance.

20.4     MISREPRESENTATION

         A representation made or repeated by an Obligor in any Finance Document or in any document delivered by or on behalf of any Obligor under any Finance Document is incorrect in any material respect when made or deemed to be repeated unless the misrepresentation:

         (i)      is capable of remedy; and

         (ii) is remedied within 21 days of the earlier of the Facility Agent giving notice and the Obligor becoming aware of the misrepresentation.

20.5     CROSS-DEFAULT

         Any of the following occurs in respect of a member of the Group:

         (a) any of its Financial Indebtedness is not paid when due (after the expiry of any originally applicable grace period);

         (b)      any of its Financial Indebtedness:

                  (i)      becomes prematurely due and payable;

                  (ii)     is placed on demand; or

                  (iii) is capable of being declared by a creditor to be prematurely due and payable or being placed on demand,

         in each case, as a result of an event of default (howsoever described); or

         (c) any commitment for its Financial Indebtedness is cancelled or suspended as a result of an event of default (howsoever described),

         unless the aggregate amount of Financial Indebtedness falling within paragraphs (a)-(c) above is less than (pound)1,000,000 or its equivalent.

20.6     INSOLVENCY

         Any of the following occurs in respect of a member of the Group:

         (a) it is, or is deemed for the purposes of any law to be, unable to pay its debts as they fall due or insolvent;

         (b)      it admits its inability to pay its debts as they fall due;

         (c) it suspends making payments on any of its debts or announces an intention to do so;

         (d) by reason of actual or anticipated financial difficulties, it begins negotiations with any creditor for the rescheduling of any of its indebtedness; or

         (e) a moratorium is declared in respect of any of its indebtedness.

20.7     INSOLVENCY PROCEEDINGS

(a) Except as provided below, any of the following occurs in respect of a member of the Group:

         (i) any step is taken with a view to a composition, assignment or similar arrangement with any of its creditors generally or any class of its creditors;

         (ii) a meeting of it is convened for the purpose of considering any resolution for (or to petition for) its winding-up, administration or dissolution or any such resolution is passed;

         (iii) any person presents a petition for its winding-up, administration or dissolution;

         (iv) an order for its winding-up, administration or dissolution is made;

         (v) any liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator or similar officer is appointed in respect of it or any of its assets;

         (vi) its directors or other officers request the appointment of a liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator or similar officer; or

         (vii) any other analogous step or procedure is taken in any jurisdiction.

(b)      Paragraph (a) does not apply to:

         (i)      any step or procedure which is part of a Permitted
                  Transaction; or

         (ii) a petition for winding-up presented by a creditor which is being contested in good faith and with due diligence and is discharged or struck out within 28 days.

20.8     CREDITORS' PROCESS

         Any attachment, sequestration, distress, execution or analogous event affects any asset(s) of a member of the Group, having an aggregate value of (pound)1,000,000, and is not discharged within 28 days.

20.9     CESSATION OF BUSINESS

         A member of the Group ceases, or threatens to cease, to carry on business except:

         (a)      as part of a Permitted Transaction; or

         (b)      as a result of any disposal allowed under this Agreement.

20.10    EFFECTIVENESS OF FINANCE DOCUMENTS

(a) It is or becomes unlawful for any Obligor to perform any of its obligations under the Finance Documents.

(b) Any Finance Document is not effective for any reason arising after the date of this Agreement which is not remediable by an Obligor complying with its obligations under Clause 19.2 (Authorisations), 19.3 (Compliance with laws) or 19.4 (Pari passu ranking) or clause 13 (Further assurances) of the Security Agreement or is alleged by an Obligor to be ineffective for any reason.

(c) An Obligor repudiates a Finance Document or evidences an intention to repudiate a Finance Document.

20.11    OWNERSHIP OF THE OBLIGORS

(a) An Obligor (other than CDFCUK and CDC2020 Plc) is not or ceases to be a wholly-owned Subsidiary of CDFCUK.

(b) CDFCUK ceases to be at least 90 per cent. owned (directly or indirectly) by Centex Development Company, L.P. or the equity interests in Centex Development Company, L.P. cease to be traded in tandem with those of Centex Corporation.

(c) CDFCUK ceases to own all of the issued and voting share capital of CDC2020 Plc, other than the 2,500,000 8 per cent. cumulative redeemable preference shares of (pound)1 each held directly or indirectly by Centex Development Company, L.P.

20.12    MATERIAL ADVERSE CHANGE

         Any event or series of events occurs which is reasonably likely to have a Material Adverse Effect.

20.13    ACCELERATION

         If an Event of Default is outstanding, the Facility Agent may, by notice to CDFCUK:

         (a)      cancel the Total Commitments; and/or

         (b) declare that all or part of any amounts outstanding under the Finance Documents are:

                  (i)      immediately due and payable; and/or

                  (ii) payable on demand by the Facility Agent acting on the instructions of the Majority Lenders.

         Any notice given under this Subclause will take effect in accordance with its terms.

21.      SECURITY

21.1     FACILITY AGENT AS TRUSTEE

         Unless expressly provided to the contrary, the Facility Agent holds any security created by a Security Document on trust for the Finance Parties.

21.2     RESPONSIBILITY

         The Facility Agent is not responsible to any other Finance Party for any failure in perfecting or protecting the security created by any Security Document unless directly caused by its gross negligence or wilful misconduct.

21.3     TITLE

         The Facility Agent may accept, without enquiry, the title (if any) an Obligor may have to any asset over which security is intended to be created by any Security Document.

21.4     POSSESSION OF DOCUMENTS

         The Facility Agent is not obliged to hold in its own possession any Security Document, title deed or other document in connection with any asset over which security is intended to be created by a Security Document.




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                                       58


21.5     INVESTMENTS

         Except as otherwise provided in any Security Document, all moneys received by the Facility Agent under a Security Document may be invested in the name of, or under the control of, the Facility Agent in any investments selected by the Facility Agent. Additionally, those moneys may be placed on deposit in the name of, or under the control of, the Facility Agent at any bank or institution (including itself) and upon such terms as it may think fit.

21.6     APPROVAL

         Each Finance Party confirms its approval of each Security Document.

21.7     RELEASE OF SECURITY

(a)      If:

         (i)      a Guarantor ceases to be a member of the Group; or

         (ii) a Guarantor is released from all its obligations under the Finance Documents,

         in a manner allowed by this Agreement, any security created by that Guarantor over its assets under the Security Documents will be released.

(b) If a disposal of any asset subject to security created by a Security Document is made to a person (which is and will remain) outside the Group in the following circumstances:

         (i)      the Majority Lenders agree to the disposal;

         (ii) the disposal is allowed by the terms of the Finance Documents and will not result or could not reasonably be expected to result in any breach of any term of any Finance Document;

         (iii) the disposal is being made at the request of the Facility Agent in circumstances where any security created by the Security Documents has become enforceable; or

         (iv) the disposal is being effected by enforcement of a Security Document,

         the asset being disposed of will be released from any security over it created by a Security Document. However, the proceeds of any disposal (or an amount corresponding to them) must be applied in accordance with the requirements of the Finance Documents (if any).

(c) If the Facility Agent is satisfied that a release is allowed under this Subclause, the Facility Agent must execute (at the request and expense of the relevant Obligor) any document which is reasonably required to achieve that release. Each other Finance Party irrevocably authorises the Facility Agent to execute any such document.

21.8     LETTERS OF NON-CRYSTALLISATION

         If a disposal of any asset subject to a floating charge created by a Security Document is made to a person which is (and will remain) outside the Group in the following circumstances:




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         (a)      the disposal is allowed by the terms of the Finance Documents and will not result or could not reasonably be expected to result in any breach of any term of the Finance Documents;

         (b) the floating charge to which the asset is subject has not crystallised; and

         (c) the Majority Lenders have not instructed the Facility Agent otherwise,

         the Facility Agent must provide (at the request and expense of CDFCUK) to CDFCUK a Letter of Non-Crystallisation and/or a Deed of Partial Release. Each other Finance Party irrevocably authorises the Facility Agent to execute those documents.

22.      THE ADMINISTRATIVE PARTIES

22.1     APPOINTMENT AND DUTIES OF THE FACILITY AGENT

(a) Each Finance Party (other than the Facility Agent) irrevocably appoints the Facility Agent to act as its agent under the Finance Documents.

(b)      Each Finance Party irrevocably authorises the Facility Agent to:

         (i) perform the duties and to exercise the rights, powers and discretions that are specifically given to it under the Finance Documents, together with any other incidental rights, powers and discretions; and

         (ii) execute each Finance Document expressed to be executed by the Facility Agent.

(c) The Facility Agent has only those duties which are expressly specified in the Finance Documents. Those duties are solely of a mechanical and administrative nature.

22.2     ROLE OF THE ARRANGER

         Except as specifically provided in the Finance Documents, the Arranger has no obligations of any kind to any other Party in connection with any Finance Document.

22.3     NO FIDUCIARY DUTIES

         Except as specifically provided in a Finance Document, nothing in the Finance Documents makes an Administrative Party a trustee or fiduciary for any other Party or any other person. No Administrative Party need hold in trust any moneys paid to it for a Party or be liable to account for interest on those moneys.

22.4     INDIVIDUAL POSITION OF AN ADMINISTRATIVE PARTY

(a) If it is also a Lender, each Administrative Party has the same rights and powers under the Finance Documents as any other Lender and may exercise those rights and powers as though it were not an Administrative Party.

(b)      Each Administrative Party may:




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         (i)      carry on any business with any Obligor or its related entities
                  (including acting as an agent or a trustee for any other financing); and

         (ii) retain any profits or remuneration it receives under the Finance Documents or in relation to any other business it carries on with any Obligor or its related entities.

22.5     RELIANCE

         The Facility Agent may:

         (a) rely on any notice or document believed by it to be genuine and correct and to have been signed by, or with the authority of, the proper person;

         (b) rely on any statement made by any person regarding any matters which may reasonably be assumed to be within his knowledge or within his power to verify;

         (c) engage, pay for and rely on professional advisers selected by it (including those representing a Party other than the Facility Agent); and

         (d) act under the Finance Documents through its personnel and agents.

22.6     MAJORITY LENDERS' INSTRUCTIONS

(a) The Facility Agent is fully protected if it acts on the instructions of the Majority Lenders in the exercise of any right, power or discretion or any matter not expressly provided for in the Finance Documents. Any such instructions given by the Majority Lenders will be binding on all the Lenders. In the absence of instructions, the Facility Agent may act as it considers to be in the best interests of all the Lenders.

(b) The Facility Agent is not authorised to act on behalf of a Lender (without first obtaining that Lender's consent) in any legal or arbitration proceedings in connection with any Finance Document.

(c) The Facility Agent may require the receipt of security satisfactory to it, whether by way of payment in advance or otherwise, against any liability or loss which it may incur in complying with the instructions of the Majority Lenders.

22.7     RESPONSIBILITY

(a) No Administrative Party is responsible to any other Finance Party for the adequacy, accuracy or completeness of:

         (i)      any Finance Document or any other document; or

         (ii) any statement or information (whether written or oral) made in or supplied in connection with any Finance Document.

(b) Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Lender confirms that it:



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                                       61


         (i) has made, and will continue to make, its own independent appraisal of all risks arising under or in connection with the Finance Documents (including the financial condition and affairs of each Obligor and its related entities and the nature and extent of any recourse against any Party or its assets); and

         (ii) has not relied exclusively on any information provided to it by any Administrative Party in connection with any Finance Document.

22.8     EXCLUSION OF LIABILITY

(a) The Facility Agent is not liable to any other Finance Party for any action taken or not taken by it in connection with any Finance Document, unless directly caused by its gross negligence or wilful misconduct.

(b) No Party may take any proceedings against any officer, employee or agent of the Facility Agent in respect of any claim it might have against the Facility Agent or in respect of any act or omission of any kind by that officer, employee or agent in connection with any Finance Document. Any officer, employee or agent of the Facility Agent may rely on this Subclause and enforce its terms under the Contracts (Rights of Third Parties) Act 1999.

22.9     DEFAULT

(a) The Facility Agent is not obliged to monitor or enquire whether a Default has occurred. The Facility Agent is not deemed to have knowledge of the occurrence of a Default.

(b)      If the Facility Agent:

         (i) receives notice from a Party referring to this Agreement, describing a Default and stating that the event is a Default; or

         (ii) is aware of the non-payment of any principal or interest or any fee payable to a Lender under this Agreement,

         it must promptly notify the Lenders.

22.10    INFORMATION

(a) The Facility Agent must promptly forward to the person concerned the original or a copy of any document which is delivered to the Facility Agent by a Party for that person.

(b) Except where a Finance Document specifically provides otherwise, the Facility Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(c)      Except as provided above, the Facility Agent has no duty:

         (i) either initially or on a continuing basis to provide any Lender with any credit or other information concerning the risks arising under or in connection with the Finance Documents (including any information relating to the financial condition or affairs of any Obligor or its related entities or the nature or extent of recourse against any Party





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                                       62


                  or its assets) whether coming into its possession before, on or after the date of this Agreement; or

         (ii) unless specifically requested to do so by a Lender in accordance with a Finance Document, to request any certificate or other document from any Obligor.

(d) In acting as the Facility Agent, the agency division of the Facility Agent is treated as a separate entity from its other divisions and departments. Any information acquired by the Facility Agent which, in its opinion, is acquired by it otherwise than in its capacity as the Facility Agent may be treated as confidential by the Facility Agent and will not be treated as information possessed by the Facility Agent in its capacity as such.

(e) Each Obligor irrevocably authorises the Facility Agent to disclose to the other Finance Parties any information which, in its opinion, is received by it in its capacity as the Facility Agent.

22.11    INDEMNITIES

(a) Without limiting the liability of any Obligor under the Finance Documents, each Lender must indemnify the Facility Agent for that Lender's Pro Rata Share of any loss or liability incurred by the Facility Agent in acting as the Facility Agent, except to the extent that the loss or liability is caused by the Facility Agent's gross negligence or wilful misconduct.

(b) The Facility Agent may deduct from any amount received by it for a Lender any amount due to the Facility Agent from that Lender under a Finance Document but unpaid.

22.12    COMPLIANCE

         The Facility Agent may refrain from doing anything (including disclosing any information) which might, in its opinion, constitute a breach of any law or regulation or be otherwise actionable at the suit of any person, and may do anything which, in its opinion, is necessary or desirable to comply with any law or regulation.

22.13    RESIGNATION OF THE FACILITY AGENT

(a) The Facility Agent may resign and appoint any of its Affiliates as successor Facility Agent by giving notice to the Lenders and CDFCUK.

(b) Alternatively, the Facility Agent may resign by giving notice to the Lenders and CDFCUK, in which case the Majority Lenders may with the prior consent of CDFCUK (not to be unreasonably withheld or delayed and, if not expressly refused within 10 Business Days of request, deemed to be given) appoint a successor Facility Agent.

(c) If no successor Facility Agent has been appointed under paragraph (b) above within 30 days after notice of resignation was given, the Facility Agent may appoint a successor Facility Agent.

(d) The person(s) appointing a successor Facility Agent must, if practicable, consult with CDFCUK prior to the appointment. Any successor Facility Agent must have an office in the U.K.




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                                       63


(e) The resignation of the Facility Agent and the appointment of any successor Facility Agent will both become effective only when the successor Facility Agent notifies all the Parties that it accepts its appointment. On giving the notification, the successor Facility Agent will succeed to the position of the Facility Agent and the term "FACILITY AGENT" will mean the successor Facility Agent.

(f) The retiring Facility Agent must, at its own cost, make available to the successor Facility Agent such documents and records and provide such assistance as the successor Facility Agent may reasonably request for the purposes of performing its functions as the Facility Agent under the Finance Documents.

(g) Upon its resignation becoming effective, this Clause will continue to benefit the retiring Facility Agent in respect of any action taken or not taken by it in connection with the Finance Documents while it was the Facility Agent, and, subject to paragraph (f) above, it will have no further obligations under any Finance Document.

(h) The Majority Lenders may, by notice to the Facility Agent after consultation with the Facility Agent and CDFCUK, require it to resign under paragraph (b) above.

22.14    RELATIONSHIP WITH LENDERS

(a) The Facility Agent may treat each Lender as a Lender, entitled to payments under this Agreement and as acting through its Facility Office(s) until it has received not less than five Business Days' prior notice from that Lender to the contrary.

(b) The Facility Agent may at any time, and must if requested to do so by the Majority Lenders, convene a meeting of the Lenders.

(c) The Facility Agent must keep a register of all the Parties and supply any other Party with a copy of the register on request. The register will include each Lender's Facility Office(s) and contact details for the purposes of this Agreement.

22.15    FACILITY AGENT'S MANAGEMENT TIME

         If the Facility Agent requires, any amount payable to the Facility Agent by any Party under any indemnity or in respect of any costs or expenses incurred by the Facility Agent under the Finance Documents after the date of this Agreement may include the cost of using its management time or other resources and will be calculated on the basis of such reasonable daily or hourly rates as the Facility Agent may notify to the relevant Party. This is in addition to any amount in respect of fees or expenses paid or payable to the Facility Agent under any other term of the Finance Documents.

22.16    NOTICE PERIOD

         Where this Agreement specifies a minimum period of notice to be given to the Facility Agent, the Facility Agent may, at its discretion, accept a shorter notice period.



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                                       64


23.      EVIDENCE AND CALCULATIONS

23.1     ACCOUNTS

         Accounts maintained by a Finance Party in connection with this Agreement are prima facie evidence of the matters to which they relate for the purpose of any litigation or arbitration proceedings.

23.2     CERTIFICATES AND DETERMINATIONS

         Any certification or determination by a Finance Party of a rate or amount under the Finance Documents will be, in the absence of manifest error, prima facie evidence of the matters to which it relates.

23.3     CALCULATIONS

         Any interest or fee accruing under this Agreement accrues from day to day and is calculated on the basis of the actual number of days elapsed and a year of 365 days or otherwise, depending on what the Facility Agent determines is market practice.

24.      FEES

24.1     FACILITY AGENT'S FEE

         The Company must pay to the Facility Agent for its own account an agency fee in the manner agreed in the Fee Letter between the Facility Agent and the Company.

24.2     ARRANGEMENT FEE

         The Company must pay to the Arranger for its own account an arrangement fee in the manner agreed in the Fee Letter between the Arranger and the Company.

24.3     COMMITMENT FEE

         (a) CDFCUK must pay a commitment fee computed at the rate of 0.5 per cent. per annum on the undrawn, uncancelled amount of each Lender's Commitment.

         (b) Accrued commitment fee is payable quarterly in arrear. Accrued commitment fee is also payable to the Facility Agent for a Lender on the date its Commitment is cancelled in full.

25.      INDEMNITIES AND BREAK COSTS

25.1     CURRENCY INDEMNITY

(a) CDFCUK must, as an independent obligation, indemnify each Finance Party against any loss or liability which that Finance Party incurs as a consequence of:

         (i) that Finance Party receiving an amount in respect of an Obligor's liability under the Finance Documents; or




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                                       65


         (ii) that liability being converted into a claim, proof, judgment or order,

         in a currency other than the currency in which the amount is expressed to be payable under the relevant Finance Document.

(b) Unless otherwise required by law, each Obligor waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency other than that in which it is expressed to be payable.

25.2     OTHER INDEMNITIES

(a) CDFCUK must indemnify each Finance Party against any loss or liability which that Finance Party incurs as a consequence of:

         (i)      the occurrence of any Event of Default;

         (ii) any failure by an Obligor to pay any amount due under a Finance Document on its due date, including any resulting from any distribution or redistribution of any amount among the Banks under and as provided for in this Agreement;

         (iii) (other than by reason of negligence or default by that Finance Party) a Loan not being made after a Request has been delivered for that Loan; or

         (iv) a Loan (or part of a Loan) not being prepaid in accordance with a notice of prepayment.

         CDFCUK's liability in each case includes any loss (other than loss of margin) or expense on account of funds borrowed, contracted for or utilised to fund any amount payable under any Finance Document, any amount repaid or prepaid or any Loan.

(b) CDFCUK must indemnify the Facility Agent against any loss or liability reasonably incurred by the Facility Agent as a result of:

         (i) investigating any event which the Facility Agent reasonably believes to be a Default; or

         (ii) acting or relying on any notice which the Facility Agent reasonably believes to be genuine, correct and appropriately authorised.

25.3     BREAK COSTS

(a)      Each Borrower must pay to each Lender its Break Costs.

(b) Break Costs are the amount (if any) determined by the relevant Lender by which:

         (i) the interest which that Lender would have received for the period from the date of receipt of any part of its share in a Loan or an overdue amount to the last day of the current Interest Period for that Loan or overdue amount if the principal or overdue amount received had been paid on the last day of that Interest Period;

         exceeds




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         (ii)     the amount which that Lender would be able to obtain by
                  placing an amount equal to the amount received by it on deposit with a leading bank in the London interbank market for a period starting on the Business Day following receipt and ending on the last day of the relevant Interest Period.

(c) Each Lender must supply to the Facility Agent for the relevant Borrower details of the amount of any Break Costs claimed by it under this Subclause.

26.      EXPENSES

26.1     INITIAL COSTS

         CDFCUK must pay to each Administrative Party the amount of all costs and expenses (including legal fees) reasonably incurred by it in connection with the negotiation, preparation, printing, execution and syndication of the Finance Documents.

26.2     SUBSEQUENT COSTS

         CDFCUK must pay to the Facility Agent the amount of all costs and expenses (including legal fees) reasonably incurred by it in connection with:

         (a) the negotiation, preparation, printing and execution of any Finance Document (other than a Transfer Certificate) executed after the date of this Agreement; and

         (b) any amendment, waiver or consent requested by or on behalf of an Obligor or specifically allowed by this Agreement.

26.3     ENFORCEMENT COSTS

         CDFCUK must pay to each Finance Party the amount of all costs and expenses (including legal fees) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

27.      AMENDMENTS AND WAIVERS

27.1     PROCEDURE

(a) Except as provided in this Clause, any term of the Finance Documents may be amended or waived with the agreement of CDFCUK and the Majority Lenders. The Facility Agent may effect, on behalf of any Finance Party, an amendment or waiver allowed under this Clause.

(b) The Facility Agent must promptly notify the other Parties of any amendment or waiver effected by it under paragraph (a) above. Any such amendment or waiver is binding on all the Parties.

27.2     EXCEPTIONS

(a)      An amendment or waiver which relates to:

         (i)      the definition of "MAJORITY LENDERS" in Clause 1.1
                  (Definitions);




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         (ii)     an extension of the date of payment of any amount to a Lender under the Finance Documents;

         (iii) a reduction in the Margin or a reduction in the amount of any payment of principal, interest, fee or other amount payable to a Lender under the Finance Documents;

         (iv)     an increase in, or an extension of, a Commitment;

         (v)      a release of an Obligor;

         (vi) a term of a Finance Document which expressly requires the consent of each Lender;

         (vii) the right of a Lender to assign or transfer its rights or obligations under the Finance Documents; or

         (viii)   this Clause,

         may only be made with the consent of all the Lenders.

(b) An amendment or waiver which relates to the rights or obligations of an Administrative Party may only be made with the consent of that Administrative Party.

27.3     CHANGE OF CURRENCY

         If a change in any currency of a country occurs (including where there is more than one currency or currency unit recognised at the same time as the lawful currency of a country), the Finance Documents will be amended to the extent the Facility Agent (acting reasonably and after consultation with CDFCUK) determines is necessary to reflect the change.

27.4     WAIVERS AND REMEDIES CUMULATIVE

         The rights of each Finance Party under the Finance Documents:

         (a)      may be exercised as often as necessary;

         (b) are cumulative and not exclusive of its rights under the general law; and

         (c)      may be waived only in writing and specifically.

         Delay in exercising or non-exercise of any right is not a waiver of that right.

28.      CHANGES TO THE PARTIES

28.1     ASSIGNMENTS AND TRANSFERS BY OBLIGORS

         No Obligor may assign or transfer any of its rights and obligations under the Finance Documents without the prior consent of all the Lenders.




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                                       68


28.2     ASSIGNMENTS AND TRANSFERS BY LENDERS

(a) A Lender (the "EXISTING LENDER") may, subject to the following provisions of this Subclause, at any time assign or transfer (including by way of novation) any of its rights and obligations under this Agreement to another person (the "NEW LENDER").

(b) The consent of CDFCUK is required for any assignment or transfer unless the New Lender is another Lender or an Affiliate of a Lender. The consent of CDFCUK must not be unreasonably withheld or delayed. CDFCUK will be deemed to have given its consent ten Business Days after CDFCUK is given notice of the request unless it is expressly refused by the Company within that time.

(c)      A transfer of obligations will be effective only if either:

         (i) the obligations are novated in accordance with the following provisions of this Clause; or

         (ii) the New Lender confirms to the Facility Agent and CDFCUK in form and substance satisfactory to the Facility Agent that it is bound by the terms of this Agreement as a Lender. On the transfer becoming effective in this manner the Existing Lender will be released from its obligations under this Agreement to the extent that they are transferred to the New Lender.

(d) Unless the Facility Agent otherwise agrees, the New Lender must pay to the Facility Agent for its own account, on or before the date any assignment or transfer occurs, a fee of (pound)1,000.

(e) Any reference in this Agreement to a Lender includes a New Lender but excludes a Lender if no amount is or may be owed to or by it under this Agreement.

28.3     PROCEDURE FOR TRANSFER BY WAY OF NOVATIONS

(a)      In this Subclause:

         "TRANSFER DATE"

         means, for a Transfer Certificate, the later of:

         (i)      the proposed Transfer Date specified in that Transfer
                  Certificate;

         (ii) the date on which the Facility Agent executes that Transfer Certificate; and

         (iii) 5 Business Days after the date on which the completed Transfer Certificate is received by the Facility Agent, or such earlier date as is agreed by the Facility Agent.

(b)      A novation is effected if:

         (i) the Existing Lender and the New Lender deliver to the Facility Agent a duly completed Transfer Certificate; and

         (ii)     the Facility Agent executes it.




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         The Facility Agent must execute as soon as reasonably practicable a
         Transfer Certificate delivered to it and which appears on its face to be in order.

(c) Each Party (other than the Existing Lender and the New Lender) irrevocably authorises the Facility Agent to execute any duly completed Transfer Certificate on its behalf.

(d)      On the Transfer Date:

         (i) the New Lender will assume the rights and obligations of the Existing Lender expressed to be the subject of the novation in the Transfer Certificate in substitution for the Existing Lender; and

         (ii) the Existing Lender will be released from those obligations and cease to have those rights.

28.4     LIMITATION OF RESPONSIBILITY OF EXISTING LENDER

(a) Unless expressly agreed to the contrary, an Existing Lender is not responsible to a New Lender for the legality, validity, adequacy, accuracy, completeness or performance of:

         (i)      any Finance Document or any other document; or

         (ii) any statement or information (whether written or oral) made in or supplied in connection with any Finance Document,

         and any representations or warranties implied by law are excluded.

(b) Each New Lender confirms to the Existing Lender and the other Finance Parties that it:

         (i) has made, and will continue to make, its own independent appraisal of all risks arising under or in connection with the Finance Documents (including the financial condition and affairs of each Obligor and its related entities and the nature and extent of any recourse against any Party or its assets) in connection with its participation in this Agreement; and

         (ii) has not relied exclusively on any information supplied to it by the Existing Lender in connection with any Finance Document.

(c)      Nothing in any Finance Document requires an Existing Lender to:

         (i) accept a re-transfer from a New Lender of any of the rights and obligations assigned or transferred under this Clause; or

         (ii) support any losses incurred by the New Lender by reason of the non-performance by any Obligor of its obligations under any Finance Document or otherwise.






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28.5     COSTS RESULTING FROM CHANGE OF LENDER OR FACILITY OFFICE

         If:

         (a) a Lender assigns or transfers any of its rights and obligations under the Finance Documents or changes its Facility Office; and

         (b) as a result of circumstances existing at the date the assignment, transfer or change occurs, an Obligor would be obliged to pay a Tax Payment or an Increased Cost,

         then, unless the assignment, transfer or change is made by a Lender to mitigate any circumstances giving rise to the Tax Payment, Increased Cost or a right to be prepaid and/or cancelled by reason of illegality, the Obligor need only pay that Tax Payment or Increased Cost to the same extent that it would have been obliged to if no assignment, transfer or change had occurred.

28.6     ADDITIONAL OBLIGORS

(a) CDFCUK must, within 30 days of the date on which any member of the Group becomes a Material Subsidiary after the date of this Agreement, ensure that the relevant Material Subsidiary (if it is not already) becomes a Guarantor by delivering to the Facility Agent the documents listed in Part II of Schedule 2 in relation to that Subsidiary, in each case in form and substance satisfactory to the Facility Agent.

(b)      (i)      If CDFCUK wishes one of its wholly-owned Subsidiaries to
                  become an Additional Obligor other than when required to do so under paragraph (a) above, then it may (following consultation with the Facility Agent) deliver to the Facility Agent the relevant documents and evidence listed in Part II of Schedule
                  2 (Conditions precedent documents).

         (ii) The prior consent of all the Lenders is required if the Additional Obligor is incorporated in a jurisdiction outside the U.K.

         (iii) The relevant Subsidiary will become an Additional Obligor when the Facility Agent notifies the other Finance Parties and CDFCUK that it has received all of the documents and evidence referred to in sub-paragraph (i) above in form and substance satisfactory to it. The Facility Agent must give this notification as soon as reasonably practicable.

(c) Delivery of an Accession Agreement, executed by the relevant Subsidiary and CDFCUK, to the Facility Agent constitutes confirmation by that Subsidiary and CDFCUK that the relevant Repeating Representations are then correct.

28.7     RESIGNATION OF AN OBLIGOR (OTHER THAN THE COMPANY OR CDFCUK)

(a)      In this Subclause, "RESIGNATION REQUEST" means a letter in the form of
         Schedule 9 (Form of Resignation Request), with such amendments as the Facility Agent may approve or reasonably require.



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                                       71


(b) CDFCUK may request that an Obligor (other than the Company or CDFCUK) ceases to be an Obligor by giving to the Facility Agent a duly completed Resignation Request.

(c) The Facility Agent must accept a Resignation Request and notify CDFCUK and the Lenders of its acceptance if:

         (i) in the case of a Guarantor, the Majority Lenders have consented to the Resignation Request;

         (ii) it is not aware that a Default is outstanding or would result from the acceptance of the Resignation Request; and

         (iii) no amount owed by that Obligor under this Agreement is still outstanding.

(d) The Obligor will cease to be a Borrower and/or a Guarantor, as appropriate, when the Facility Agent gives the notification referred to in paragraph (c) above.

(e) An Obligor (other than the Company or CDFCUK) may also cease to be an Obligor in any other manner approved by the Majority Lenders.

28.8     CHANGES TO THE REFERENCE BANKS

         If a Reference Bank (or, if a Reference Bank is not a Lender, the Lender of which it is an Affiliate) ceases to be a Lender, the Facility Agent must (in consultation with CDFCUK) appoint another Lender or an Affiliate of a Lender to replace that Reference Bank.

29.      DISCLOSURE OF INFORMATION

(a) Each Finance Party must keep confidential any information supplied to it by or on behalf of any Obligor in connection with the Finance Documents. However, a Finance Party is entitled to disclose information:

         (i) which is publicly available, other than as a result of a breach by that Finance Party of this Clause;

         (ii)     in connection with any legal or arbitration proceedings;

         (iii)    if required to do so under any law or regulation;

         (iv) if it is required to do so, or if that authority has requested the disclosure, to a governmental, banking, taxation or other regulatory authority with whose requirements that Finance Party is required to comply or customarily complies;

         (v)      to its professional advisers;

         (vi)     to the extent allowed under paragraph (b) below; or

         (vii)    with the agreement of the relevant Obligor.

(b) A Finance Party may disclose to an Affiliate or any person with whom it may enter, or has entered into, any kind of transfer, participation or other agreement in relation to this Agreement (a "PARTICIPANT"):

         (i)      a copy of any Finance Document; and

         (ii) any information which that Finance Party has acquired under or in connection with any Finance Document.

         However, before a participant may receive any confidential information, it must agree with the relevant Finance Party for itself and on behalf of CDFCUK to keep that information confidential on the terms of paragraph (a) above.

(c) This Clause supersedes any previous confidentiality undertaking given by a Finance Party in connection with this Agreement prior to it becoming a Party.

30.      SET-OFF

         While an Event of Default is outstanding, a Finance Party may set off any matured obligation owed to it by an Obligor under the Finance Documents (to the extent beneficially owned by that Finance Party) against any obligation (whether or not matured) owed by that Finance Party to that Obligor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

31.      PRO RATA SHARING

31.1     REDISTRIBUTION

         If any amount owing by an Obligor under this Agreement to a Lender (the "RECOVERING LENDER") is discharged by payment, set-off or any other manner other than through the Facility Agent under this Agreement (a "RECOVERY"), then:

         (a) the recovering Lender must, within three Business Days, supply details of the recovery to the Facility Agent;

         (b) the Facility Agent must calculate whether the recovery is in excess of the amount which the recovering Lender would have received if the recovery had been received by the Facility Agent under this Agreement; and

         (c) the recovering Lender must pay to the Facility Agent an amount equal to the excess (the "REDISTRIBUTION").

31.2     EFFECT OF REDISTRIBUTION

(a) The Facility Agent must treat a redistribution as if it were a payment by the relevant Obligor under this Agreement and distribute it among the Lenders (other than the recovering Lender) accordingly.

(b) When the Facility Agent makes a distribution under paragraph (a) above, the recovering Lender will be subrogated to the rights of the Finance Parties which have shared in that redistribution.

(c) If and to the extent that the recovering Lender is not able to rely on any rights of subrogation under paragraph (b) above, the relevant Obligor will owe the recovering Lender a debt which is equal to the redistribution, immediately payable and of the type originally discharged.

         If:

         (i) a recovering Lender must subsequently return a recovery, or an amount measured by reference to a recovery, to an Obligor; and

         (ii) the recovering Lender has paid a redistribution in relation to that recovery,

         each Finance Party must reimburse the recovering Lender all or the appropriate portion of the redistribution paid to that Finance Party, together with interest for the period while it held the re-distribution. In this event, the subrogation in paragraph (b) above will operate in reverse to the extent of the reimbursement.

31.3     EXCEPTIONS

         Notwithstanding any other term of this Clause, a recovering Lender need not pay a redistribution to the extent that:

         (a) it would not, after the payment, have a valid claim against the relevant Obligor in the amount of the redistribution; or

         (b) it would be sharing with another Finance Party any amount which the recovering Lender has received or recovered as a result of legal or arbitration proceedings, where:

                  (i) the recovering Lender notified the Facility Agent of those proceedings; and

                  (ii) the other Finance Party had an opportunity to participate in those proceedings but did not do so or did not take separate legal or arbitration proceedings as soon as reasonably practicable after receiving notice of them.

32.      SEVERABILITY

         If a term of a Finance Document is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect:

         (a) the legality, validity or enforceability in that jurisdiction of any other term of the Finance Documents; or

         (b) the legality, validity or enforceability in other jurisdictions of that or any other term of the Finance Documents.

33.      COUNTERPARTS

         Each Finance Document may be executed in any number of counterparts. This has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.

34.      NOTICES

34.1     IN WRITING

(a) Any communication in connection with a Finance Document must be in writing and, unless otherwise stated, may be given in person, by post or fax.

(b) Unless it is agreed to the contrary, any consent or agreement required under a Finance Document must be given in writing.

34.2     CONTACT DETAILS

(a) Except as provided below, the contact details of each Party for all communications in connection with the Finance Documents are those notified by that Party for this purpose to the Facility Agent on or before the date it becomes a Party.

(b)      The contact details of CDFCUK for this purpose are:

         Address:          3rd Floor,
                           Meirion House
                           18-28 Guildford Road
                           Woking, Surrey GU22 7QF
         Fax number:       01483 778599
         Attention:        The Group Finance Director

(c)      The contact details of the Facility Agent for this purpose are:

         Address:          Corporate Banking Office
                           1st Floor
                           5-10 Great Tower Street
                           London EC3P 3HX
         Fax number:       020 7220 7370
         Attention:        CBO Loans Agency Operations.

(d) Any Party may change its contact details by giving five Business Days' notice to the Facility Agent or (in the case of the Facility Agent) to the other Parties.

(e) Where a Party nominates a particular department or officer to receive a communication, a communication will not be effective if it fails to specify that department or officer.

34.3     EFFECTIVENESS

(a) Except as provided below, any communication in connection with a Finance Document will be deemed to be given as follows:

         (i)      if delivered in person, at the time of delivery;

         (ii) if posted, five days after being deposited in the post, postage prepaid, in a correctly addressed envelope; and

         (iii)    if by fax, when received in legible form.

(b) A communication given under paragraph (a) above but received on a non-working day or after business hours in the place of receipt will only be deemed to be given on the next working day in that place.

(c) A communication to the Facility Agent will only be effective on actual receipt by it.

34.4     OBLIGORS

(a) All communications under the Finance Documents to or from an Obligor must be sent through the Facility Agent.

(b) All communications under the Finance Documents to or from an Obligor (other than CDFCUK) must be sent through CDFCUK.

(c) Each Obligor (other than CDFCUK) irrevocably appoints CDFCUK to act as its agent:

         (i) to give and receive all communications under the Finance Documents; and

         (ii) to sign all documents under or in connection with the Finance Documents.

(d) Any communication given to CDFCUK in connection with a Finance Document will be deemed to have been given also to the other Obligors.

(e) The Facility Agent may assume that any communication made by CDFCUK is made with the consent of each other Obligor.

35.      LANGUAGE

(a) Any notice given in connection with a Finance Document must be in English.

(b) Any other document provided in connection with a Finance Document must be:

         (i)      in English; or

         (ii) (unless the Facility Agent otherwise agrees) accompanied by a certified English translation. In this case, the English translation prevails unless the document is a statutory or other official document.

36.      GOVERNING LAW

         This Agreement is governed by English law.

37.      ENFORCEMENT

37.1     JURISDICTION

(a) The English courts have exclusive jurisdiction to settle any dispute in connection with any Finance Document.

(b) The English courts are the most appropriate and convenient courts to settle any such dispute and each Obligor waives objection to those courts on the grounds of inconvenient forum or otherwise in relation to proceedings in connection with any Finance Document.

(c) This Clause is for the benefit of the Finance Parties only. To the extent allowed by law, a Finance Party may take:

         (i)      proceedings in any other court; and

         (ii)     concurrent proceedings in any number of jurisdictions.

37.2     SERVICE OF PROCESS

(a) Each Obligor not incorporated in England and Wales irrevocably appoints CDFCUK as its agent under the Finance Documents for service of process in any proceedings before the English courts.

(b) If any person appointed as process agent is unable for any reason to act as agent for service of process, CDFCUK (on behalf of all the Obligors) must immediately appoint another agent on terms acceptable to the Facility Agent. Failing this, the Facility Agent may appoint another agent for this purpose.

(c) Each Obligor agrees that failure by a process agent to notify it of any process will not invalidate the relevant proceedings.

(d)      This Clause does not affect any other method of service allowed by law.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

                                   SCHEDULE 1

                                ORIGINAL PARTIES

NAME OF ORIGINAL BORROWER                            REGISTRATION NUMBER
                                                     (OR EQUIVALENT, IF ANY)

Fairclough Homes Limited                                    1987689



NAME OF ORIGINAL GUARANTOR                           REGISTRATION NUMBER
                                                     (OR EQUIVALENT, IF ANY)

Fairclough Homes Limited                                    1987689

Viewton Properties Limited                                  2436950



NAME OF ORIGINAL LENDER                                    COMMITMENTS
                                                             (pound)

National Westminster Bank Plc                               100,000,000



                                                          -------------

TOTAL COMMITMENTS                                    (pound)100,000,000
                                                          -------------

                                   SCHEDULE 2

                         CONDITIONS PRECEDENT DOCUMENTS

                                     PART I

                    TO BE DELIVERED BEFORE THE FIRST REQUEST

ORIGINAL OBLIGORS

1.       A copy of the constitutional documents of each Original Obligor.

2. A copy of a resolution of the board of directors of each Original Obligor approving the terms of, and the transactions contemplated by, this Agreement.

3. A specimen of the signature of each person authorised on behalf of an Original Obligor to execute or witness the execution of any Finance Document or to sign or send any document or notice in connection with any Finance Document.

4. A copy of a resolution signed by all (or any lower percentage agreed by the Facility Agent) of the holders of the issued or allotted shares in each Original Guarantor approving the terms of, and the transactions contemplated by, this Agreement.

5. If applicable, a copy of a resolution of the board of directors of each corporate shareholder in each Original Guarantor approving the terms of the resolution referred to in paragraph 4 above.

6.       A certificate of an authorised signatory of the Company:

(a) confirming that utilising the Total Commitments in full would not breach any limit binding on any Original Obligor; and

(b) certifying that each copy document specified in Part I of this Schedule is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

SECURITY DOCUMENT(S)

1.       A Security Agreement duly executed by each Original Obligor.

2. Share certificates and duly executed stock transfer forms in blank for any shares owned by an Original Obligor.

LEGAL OPINIONS

A legal opinion of Allen & Overy, legal advisers to the Arranger and the Facility Agent, substantially in the form of Schedule 11 (Form of legal opinion of Allen & Overy), addressed to the Finance Parties.

OTHER DOCUMENTS AND EVIDENCE

1. Evidence that all fees and expenses then due and payable from the Company under this Agreement have been or will be paid by the first Utilisation Date.

2. Copies of notices of prepayment and cancellation evidencing that all existing facilities (other than the (pound)5,000,000 net overdraft facility and (pound)5,000,000 bonding line with National Westminster Bank Plc and the RBS Promissory Note) will be prepaid and cancelled in full on or by the first Utilisation Date.

3. A Compliance Certificate setting out the Adjusted Security Asset Value as at 28th February, 2001.

4. A copy of all board resolutions, shareholder written resolutions, declarations, auditors reports and other documents required to ensure compliance with Sections 151-158 of the Companies Act 1985, together with a letter addressed to the Finance Parties and each relevant Obligor from the auditors in the agreed form.

                                     PART II

                            FOR AN ADDITIONAL OBLIGOR

ADDITIONAL OBLIGORS

1.       An Accession Agreement, duly executed by CDFCUK and the Additional
         Obligor.

2.       A copy of the constitutional documents of the Additional Obligor.

3. A copy of a resolution of the board of directors of the Additional Obligor approving the terms of, and the transactions contemplated by, the Accession Agreement.

4. A specimen of the signature of each person authorised on behalf of the Additional Obligor to execute or witness the execution of any Finance Document or to sign or send any document or notice in connection with any Finance Document.

5. In the case of an Additional Guarantor incorporated in the U.K., a copy of a resolution, signed by all (or any lower percentage agreed by the Facility Agent) of the holders of its issued or allotted shares, approving the terms of, and the transactions contemplated by, the Accession Agreement.

6. If applicable, a copy of a resolution of the board of directors of each corporate shareholder in the Additional Guarantor approving the resolution referred to in paragraph 5 above.

7.       A certificate of an authorised signatory of the Additional Obligor:

         (a) confirming that utilising the Total Commitments in full would not breach any limit binding on it; and

         (b) certifying that each copy document specified in Part II of this Schedule is correct, complete and in full force and effect as at a date no earlier than the date of the Accession Agreement.

8.       If available, a copy of the latest audited accounts of the Additional
         Obligor.

SECURITY DOCUMENT(S)

1.       A Security Agreement over its assets, duly executed by the Additional
         Obligor.

2.       A copy of any notices required to be sent under that Agreement.

3. Share certificates and duly executed stock transfer forms in blank for any shares owned by the Additional Obligors.

LEGAL OPINIONS

1. A legal opinion of Allen & Overy, legal advisers to the Facility Agent, addressed to the Finance Parties.

2. If the Additional Obligor is incorporated in a jurisdiction other than England, a legal opinion from legal advisers in that jurisdiction, addressed to the Finance Parties.

OTHER DOCUMENTS AND EVIDENCE

1. Evidence that all expenses due and payable from the Company under this Agreement in respect of the Accession Agreement have been paid.

2. A copy of any other authorisation or other document, opinion or assurance which the Facility Agent has notified the Company is necessary or desirable in connection with the entry into and performance of, and the transactions contemplated by, the Accession Agreement or for the validity and enforceability of any Finance Document.

                                   SCHEDULE 3

                                 FORM OF REQUEST

To:      THE ROYAL BANK OF SCOTLAND PLC as Facility Agent

From:    [                              ]

Date:    [                              ]

         FAIRCLOUGH HOMES GROUP LIMITED-(pound)100,000,000 CREDIT AGREEMENT
                     DATED [     ], 2001 (THE "AGREEMENT")

1.       We refer to the Agreement.  This is a Request.

2.       We wish to borrow a Loan on the following terms:

(a)      Utilisation Date: [                              ]

(b)      Amount: [                              ]

(c)      Interest Period: [                              ].

3.       Our payment instructions are: [                              ].

4. We confirm that each condition precedent under the Agreement which must be satisfied on the date of this Request is so satisfied.

5.       This Request is irrevocable.



By:

[                              ]

                                   SCHEDULE 4

                        CALCULATION OF THE MANDATORY COST

1.       GENERAL

         The Mandatory Cost is an addition to the interest rate to compensate Lenders for the cost of compliance with:

(a) the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions); or

(b)      the requirements of the European Central Bank.

2.       CALCULATION - GENERAL

         On the first day of each Interest Period (or as soon as possible thereafter) the Facility Agent shall calculate, as a percentage rate, a rate (the "ADDITIONAL COST RATE") for each Lender, in accordance with the paragraphs set out below. The Mandatory Cost will be calculated by the Facility Agent as a weighted average of the Lenders' Additional Cost Rates (weighted in proportion to the percentage participation of each Lender in the relevant Loan) and will be expressed as a percentage rate per annum.

2.       FOR A LENDER LENDING FROM A FACILITY OFFICE IN THE U.K.

(a) The Additional Cost Rate for a Lender lending from a Facility Office in the U.K. will be calculated by the Facility Agent as follows:

         AB+C(B-D)+Ex0.01
         ---------------- per cent. per annum
             100-(A+C)

         where on the day of application of the formula:

         A is the percentage of eligible liabilities (in excess of any stated minimum) which the Bank of England requires that Lender to hold on a non-interest-bearing deposit account with the Bank of England to comply with cash ratio requirements;

         B        is LIBOR for that Interest Period;

         C is the percentage (if any) of eligible liabilities which the Bank of England requires that Lender to place as a special deposit with the Bank of England;

         D is the interest rate per annum allowed by the Bank of England on a special deposit; and

         E is the rate of charge payable by that Lender to the Financial Services Authority under the fees regulations (but, for this purpose, ignoring any minimum fee required under the fees regulations) and expressed in pounds per (pound)1 million of the fee base of that Lender.

(b)      For the purposes of this paragraph 2:

         (i) "ELIGIBLE LIABILITIES" and "SPECIAL DEPOSIT" have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;

         (ii) "FEE BASE" has the meaning given to it in, and will be calculated in accordance with, the fees regulations; and

         (iii) "FEES REGULATIONS" means The Financial Services Banking Supervision (Fees) Regulations 2000 or such other law or regulation as may be in force from time to time in respect of the payment of fees for banking supervision.

(c)      (i)      In the application of the formula, A, B, C and D are included as figures and not as percentages, e.g. if A = 0.5% and B =
                  15%, AB is calculated as 0.5 x 15. A negative result obtained by subtracting D from B is taken as zero.

         (ii) Each rate calculated in accordance with the formula is, if necessary, rounded to four decimal places.

(d)      (i)      Each Lender must supply to the Facility Agent the information required by it to make a calculation of the Additional Cost
                  Rate for that Lender. In particular, but without limitation, each Lender shall supply the following information in writing on or prior to the date on which it becomes a Lender:

                  (A) its jurisdiction of incorporation and the jurisdiction of its Facility Office; and

                  (B) any other information that the Facility Agent may reasonably require for such purpose.

                  Each Lender shall promptly notify the Facility Agent in writing of any change to the information provided by it pursuant to this paragraph. The Facility Agent may assume that this information is correct in all respects.

         (ii) The figures or rates of charge of each Lender for the purpose of A, C and E above shall be determined by the Facility Agent based upon the information supplied to it pursuant to sub-paragraph (i) above and on the assumption that, unless a Lender notifies the Facility Agent to the contrary, each Lender's obligations in respect of cash ratio deposits, special deposits and the fees regulations are the same as those of a typical bank from its jurisdiction of incorporation with a Facility Office in the same jurisdiction as its Facility Office.

         (iii) The Facility Agent has no liability to any Party if its calculation over or under compensates any Lender.

         (iv) The Facility Agent shall distribute the additional amounts received as a result of the Mandatory Cost to the Lenders on the basis of the Additional Cost Rate for each Lender based on the information provided by each Lender under sub-paragraph d(i) above and paragraph 3 below.

         (v)      Any determination by the Facility Agent pursuant to this
                  schedule in relation to a formula, the Mandatory Cost, an Additional Cost Rate or any amount payable to a Lender shall, in the absence of manifest error, be conclusive and binding on all Parties.

3.       FOR A LENDER LENDING FROM A FACILITY OFFICE IN A PARTICIPATING MEMBER
         STATE

(a) The Additional Cost Rate for a Lender lending from a Facility Office in a Participating Member State will be the percentage notified by that Lender to the Facility Agent as the cost of complying with the minimum reserve requirements of the European Central Bank.

(b) If a Lender fails to specify a rate under paragraph (a) above, the Facility Agent will assume that the Lender has not incurred any such cost.

4.       CHANGES

         The Facility Agent may from time to time, after consultation with the Company and the Lenders, determine and notify all the Parties of any amendment to this Schedule which is required to comply with:

         (a)      any change in law or regulation; or

         (b) any requirement from time to time imposed by the Bank of England, the Financial Services Authority or the European Central Bank (or, in any case, any other authority which replaces all or any of its functions).

         Any such determination will be, in the absence of manifest error, conclusive and binding on all the Parties.

                                   SCHEDULE 5

                          FORM OF TRANSFER CERTIFICATE

To:      THE ROYAL BANK OF SCOTLAND PLC as Facility Agent

From: [THE EXISTING LENDER] (the "Existing Lender") and [THE NEW LENDER] (the "NEW LENDER")

Date:    [              ]

        FAIRCLOUGH HOMES GROUP LIMITED - (pound)100,000,000 CREDIT AGREEMENT
                    DATED 29TH MARCH, 2001 (THE "AGREEMENT")

We refer to the Agreement.  This is a Transfer Certificate.

1. The Existing Lender transfers by novation to the New Lender the Existing Lender's rights and obligations referred to in the Schedule below in accordance with the terms of the Agreement.

2.       The proposed Transfer Date is [             ].

3. The administrative details of the New Lender for the purposes of the Agreement are set out in the Schedule.

4.       This Transfer Certificate is governed by English law.

                                  THE SCHEDULE

              RIGHTS AND OBLIGATIONS TO BE TRANSFERRED BY NOVATION
      [insert relevant details, including applicable Commitment (or part)]

                    ADMINISTRATIVE DETAILS OF THE NEW LENDER
            [insert details of Facility Office, address for notices
                           and payment details etc.]



[EXISTING LENDER].                  [NEW LENDER]

By:                                 By:

The Transfer Date is confirmed by the Facility Agent as [                   ].

THE ROYAL BANK OF SCOTLAND PLC

By:

                                   SCHEDULE 6

                                EXISTING SECURITY



                                                                                       MAXIMUM PRINCIPAL
                                                                                        AMOUNT SECURED
    MEMBER OF THE GROUP CREATING SECURITY           DETAILS OF SECURITY                    (pound)
Fairclough Homes Limited                         Legal Charge to                              Nil
                                                 Tokentriumph Limited dated
                                                 20/05/1988

Fairclough Homes Limited                         Charge to National Power                1,923,566.65
                                                 PLC dated 03/02/2000

Fairclough Homes Limited                         Legal Charge to David Wood               247,000.00
                                                 and Julia Margaret Wood
                                                 dated 17/03/2000

Fairclough Homes Limited                         Legal Charge to Kilnhurst                    Nil
                                                 Limited dated 17/05/2000

Fairclough Homes Limited                         Third Party Legal Charge                     Nil
                                                 to Girobank Plc dated
                                                 01/06/2000 (registered
                                                 09/06/2000)

Fairclough Homes Limited                         Third Party Legal Charge                     Nil
                                                 to Girobank Plc dated
                                                 01/06/2000 (registered
                                                 09/06/2000)

Fairclough Homes Limited                         Third Party Legal Charge                     Nil
                                                 to Girobank Plc dated
                                                 01/06/2000 (registered
                                                 14/06/2000)

Fairclough Homes Limited                         Third Party Legal Charge                     Nil
                                                 to Girobank Plc dated
                                                 01/06/2000 (registered
                                                 14/06/2000)


Fairclough Homes Limited                         Third Party Legal Charge                     Nil
                                                 to Girobank Plc dated
                                                 01/06/2000 (registered
                                                 15/06/000)

Fairclough Homes Limited                         Third Party Legal Charge                     Nil
                                                 to Girobank Plc dated
                                                 01/06/2000 (registered
                                                 15/06/2000)

Fairclough Homes Limited                         Third Party Legal Charge                     Nil
                                                 to Girobank Plc dated
                                                 01/06/2000 (registered
                                                 15/06/2000)

Fairclough Homes Limited                         Third Party Legal Charge                     Nil
                                                 to Girobank Plc dated
                                                 01/06/2000 (registered
                                                 15/06/2000)

Fairclough Homes Limited                         Third Party Legal Charge                     Nil
                                                 to Girobank Plc dated
                                                 01/06/2000 (registered
                                                 15/06/2000)

Fairclough Homes Limited                         Third Party Legal Charge                     Nil
                                                 to Girobank Plc dated
                                                 01/06/2000 (registered
                                                 15/06/2000)

Fairclough Homes Limited                         Legal Charge to McLean                       Nil
                                                 Homes South West Limited
                                                 dated 30/06/2000

Fairclough Homes Limited                         Legal Charge to Renishaw                5,551,875.00
                                                 Properties Limited dated
                                                 25/10/2000

Fairclough Homes Limited                         Legal Charge to Cathelco                 906,806.25
                                                 Limited dated 08/11/2000

Fairclough Homes Limited                         Legal Charge to Megahart                1,360,000.00
                                                 Limited dated 26/02/2001

                                   SCHEDULE 7

                         FORM OF COMPLIANCE CERTIFICATE

To:      THE ROYAL BANK OF SCOTLAND PLC as Facility Agent

From:    CENTEX DEVELOPMENT FUNDING COMPANY UK LIMITED

Date:    [                 ]

        FAIRCLOUGH HOMES GROUP LIMITED - (pound)100,000,000 CREDIT AGREEMENT
                    DATED 29TH MARCH, 2001 (THE "AGREEMENT")

1.       We refer to the Agreement.  This is a Compliance Certificate.

2.       We confirm that as at [relevant testing date]:

         (a)      Adjusted Security Asset Value is [                   ];*

         (b)      the aggregate principal amount of:

                  (i)      outstanding Loans;

                  (ii) the net amount outstanding under the Overdraft Facility; and

                  (iii)    the amount outstanding under the Bonding Facility,

                  is (pound)[                ]; therefore, the Adjusted Security
                  Asset Value is [        ] per cent. ([        ]%) of that
                  amount;*

         (c)      Consolidated Tangible Net Worth is [                     ];**

         (d)      Consolidated Total Net Borrowings are [                 ];
                  therefore, Consolidated Total Net Borrowings are [        ]
                  per cent. ([        ]%) of Consolidated Tangible Net Worth;
                  and**

         (e)      Consolidated EBIT was [               ] and Consolidated Net
                  Interest Payable was [          ]; therefore, the ratio of
                  Consolidated EBIT to Consolidated Net Interest Payable was
                  [        ] to 1.**

3. We set out below calculations establishing the figures in paragraph 2 above based on [describe accounts]:

         [                ].


----------

*        Monthly.

** Only at the end of each financial quarter and when annual audited consolidated accounts of the Company provided.

4. We confirm that the following companies were Material Subsidiaries at [relevant testing date]:**

         [              ].

5. [We confirm that no Default is outstanding as at [relevant testing date].*

CENTEX DEVELOPMENT FUNDING COMPANY UK LIMITED

By:

                                   SCHEDULE 8

                           FORM OF ACCESSION AGREEMENT

To:      THE ROYAL BANK OF SCOTLAND PLC as Facility Agent

From: CENTEX DEVELOPMENT FUNDING COMPANY UK LIMITED and [Proposed Borrower/Proposed Guarantor]

Date:    [             ]

        FAIRCLOUGH HOMES GROUP LIMITED - (pound)100,000,000 CREDIT AGREEMENT
                    DATED 29TH MARCH, 2001 (THE "AGREEMENT")

We refer to the Agreement.  This is an Accession Agreement.

[Name of company] of [address/registered office] agrees to become an Additional Borrower/Guarantor* and to be bound by the terms of the Agreement as an Additional Borrower/Guarantor*.

This Accession Agreement is governed by English law.



CENTEX DEVELOPMENT FUNDING COMPANY UK LIMITED

By:



[PROPOSED BORROWER/GUARANTOR]*

By:

----------

*        Delete as applicable.

                                   SCHEDULE 9

                           FORM OF RESIGNATION REQUEST

To:      THE ROYAL BANK OF SCOTLAND PLC as Facility Agent

From:    CENTEX DEVELOPMENT FUNDING COMPANY UK LIMITED and [relevant Obligor]

Date:    [               ]

        FAIRCLOUGH HOMES GROUP LIMITED - (pound)100,000,000 CREDIT AGREEMENT
                    DATED 29TH MARCH, 2001 (THE "AGREEMENT")

1.       We refer to the Agreement. This is a Resignation Request.

2. We request that [resigning Obligor] be released from its obligations as [a/an] [Obligor/Borrower/Guarantor]* under the Agreement.

3. We confirm that no Default is outstanding or would result from the acceptance of this Resignation Request.

4. We confirm that as at the date of this Resignation Request no amount owed by [resigning Obligor] under the Agreement is outstanding.

5.       This Resignation Request is governed by English law.



CENTEX DEVELOPMENT FUNDING COMPANY UK LIMITED        [Relevant Obligor]

By:                                                  By:



The Facility Agent confirms that this resignation takes effect on [           ].



THE ROYAL BANK OF SCOTLAND PLC

By:


----------

*        Delete as applicable.

                                   SCHEDULE 10

                           FORM OF SECURITY AGREEMENT





                               SECURITY AGREEMENT





                              DATED [  ] March, 2001



                                     BETWEEN



                         FAIRCLOUGH HOMES GROUP LIMITED
                            FAIRCLOUGH HOMES LIMITED
                           VIEWTON PROPERTIES LIMITED



                                     - and -



                         THE ROYAL BANK OF SCOTLAND PLC











                              [ALLEN & OVERY LOGO]

                                      INDEX

CLAUSE                                                                       PAGE
1.       Interpretation.......................................................95
2.       Creation of Security.................................................98
3.       Representations - General............................................99
4.       Restrictions on Dealings.............................................99
5.       Investments..........................................................99
6.       When Security becomes Enforceable...................................101
7.       Enforcement of Security.............................................101
8.       Receiver............................................................103
9.       Powers of Receiver..................................................104
10.      Application of Proceeds.............................................106
11.      Expenses and Indemnity..............................................106
12.      Delegation..........................................................106
13.      Further Assurances..................................................107
14.      Power of Attorney...................................................107
15.      Miscellaneous.......................................................107
16.      Release.............................................................108
17.      Governing Law.......................................................108

SCHEDULE

1.       Chargors............................................................109
2.       Part I - Form of Letter of Non-Crystallisation......................110
         Part II - Form of Deed of Partial Release...........................111

SIGNATORIES..................................................................116

THIS DEED is dated [     ] March, 2001 between:

(1)      THE COMPANIES listed in Schedule 1 as chargors (each a "CHARGOR");

(2) THE ROYAL BANK OF SCOTLAND PLC (the "FACILITY AGENT") as agent and trustee for the Senior Lenders (as defined below).

BACKGROUND:

(A) Each Chargor enters into this Deed in connection with the Credit Agreement (as defined below).

(B) It is intended that this document takes effect as a deed notwithstanding the fact that a party may only execute this document under hand.

IT IS AGREED as follows:

1.       INTERPRETATION

1.1      DEFINITIONS

         In this Deed:

         "ACT"

         means the Law of Property Act 1925.

         "BONDING FACILITY"

         means a bonding facility of up to (pound)5,000,000 (or its equivalent in other currencies) in aggregate made available, or to be made available, to the Group by the Overdraft Bank on the terms of the Bonding Facility Agreement.

         "BONDING FACILITY AGREEMENT"

         means any agreement between a member of the Group and the Overdraft Bank relating to the Bonding Facility and any guarantee, performance bond or other similar document issued to a third party under the Bonding Facility.

         "CREDIT AGREEMENT"

         means the (pound)100,000,000 credit agreement dated on or about the date of this Deed between (among others) the Chargors and the Facility Agent.

         "INVESTMENTS"

         means:

         (a)      any shares in any member of the Group other than CDFCUK;

         (b) any dividend or interest paid or payable in relation to any such shares; and

         (c) any right, money or property accruing or offered at any time in relation to any such shares by way of redemption, substitution, exchange, bonus or preference under option rights or otherwise.

         "OVERDRAFT BANK"

         means National Westminster Bank Plc in its capacity as provider of the Overdraft Facility and Bonding Facility.

         "OVERDRAFT FACILITY"

         means an overdraft facility in a net amount of up to (pound)5,000,000 (or its equivalent in other currencies), or, subject to clause 19.7 (Financial Indebtedness) of the Credit Agreement, such other amount as the Overdraft Bank and the Company may agree, made available, or to be made available, to the Group by the Overdraft Bank on the terms of the Overdraft Facility Agreement.

         "OVERDRAFT FACILITY AGREEMENT"

         means any agreement between a member of the Group and the Overdraft Bank relating to the Overdraft Facility.

         "PARTY"

         means a party to this Deed.

         "RBS BONDS"

         means the bonds issued by The Royal Bank of Scotland plc under the RBS Facility which are outstanding on the date of this Deed.

         "RBS FACILITY"

         means the bonding facility previously made available to the Group by The Royal Bank of Scotland plc.

         "RECEIVER"

         means a receiver and manager or (if the Facility Agent so specifies in the relevant appointment) a receiver, in either case, appointed under this Deed.

         "SECURED LIABILITIES"

         means all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of each Chargor to any Senior Lender under or in respect of each Senior Document to which a Chargor is a party, except for any obligation which, if it were so included, would result in this Deed contravening Section 151 of the Companies Act 1985.

         "SECURITY ASSETS"

         means all assets of each Chargor the subject of any security created by this Deed.

         "SECURITY PERIOD"

         means the period beginning on the date of this Deed and ending on the date on which all the Secured Liabilities have been unconditionally and irrevocably paid and discharged in full.

         "SENIOR DOCUMENTS"

         means the Finance Documents, the Overdraft Facility Agreement, the Bonding Facility Agreement and the RBS Bonds.

         "SENIOR LENDERS"

         means the Finance Parties and the Overdraft Bank.

1.2      CONSTRUCTION

(a) Capitalised terms defined in the Credit Agreement have, unless expressly defined in this Deed, the same meaning in this Deed.

(b) The provisions of Clause 1.2 (Construction) of the Credit Agreement apply to this Deed as though they were set out in full in this Deed, except that references to the Credit Agreement will be construed as references to this Deed.

(c)      (i)      The term "Senior Document" includes all amendments and
                  supplements including supplements providing for further advances; and

         (ii) the term "this Security" means any security created by this Deed.

(d) Any covenant of a Chargor under this Deed (other than a payment obligation) remains in force during the Security Period.

(e) The terms of the other Senior Documents and of any side letters between any Parties in relation to any Senior Document are incorporated in this Deed to the extent required to ensure that any purported disposition of any freehold or leasehold property contained in this Deed is a valid disposition in accordance with Section 2(1) of the Law of Property (Miscellaneous Provisions) Act 1989.

(f) If the Facility Agent considers that an amount paid to a Senior Lender under a Senior Document is capable of being avoided or otherwise set aside on the liquidation or administration of the payer or otherwise, then that amount will not be considered to have been irrevocably paid for the purposes of this Deed.

(g) Unless the context otherwise requires, a reference to a Security Asset includes the proceeds of sale of that Security Asset.

2.       CREATION OF SECURITY

2.1      GENERAL

(a)      All the security created under this Deed:

         (i)      is created in favour of the Facility Agent;

         (ii)     is security for the payment of all the Secured Liabilities;
                  and

         (iii) is made with full title guarantee in accordance with the Law of Property (Miscellaneous Provisions) Act 1994.

(b) If the rights of a Chargor under a document cannot be secured without the consent of a party to that document:

         (i)      that Chargor must notify the Facility Agent promptly;

         (ii) this Security will secure all amounts which that Chargor may receive, or has received, under that document but exclude the document itself; and

         (iii) unless the Facility Agent otherwise requires, that Chargor must use reasonable endeavours to obtain the consent of the relevant party to that document being secured under this Deed.

(c) The Facility Agent holds the benefit of this Deed on trust for the Senior Lenders.

2.2      INVESTMENTS

         Each Chargor secures by way of a first legal mortgage all Investments owned by it or held by any nominee on its behalf.

2.3      FLOATING CHARGE

(a) Subject to any right of set-off of the Overdraft Bank in connection with the Overdraft Facility, each Chargor secures by way of a first floating charge all its assets (other than the Investments).

(b) The Facility Agent may by notice to a Chargor convert the floating charge created by that Chargor under this Subclause into a fixed charge as regards any of that Chargor's assets specified in that notice, if:

         (i)      an Event of Default is outstanding; or

         (ii) the Facility Agent reasonably considers those assets to be in danger of being seized or sold under any form of distress, attachment, execution or other legal process or to be otherwise in jeopardy.

3.       REPRESENTATIONS - GENERAL

3.1      NATURE OF SECURITY

         Each Chargor represents to each Senior Lender that this Deed creates those Security Interests it purports to create and is not liable to be amended or otherwise set aside on its liquidation or administration or otherwise.

3.2      TIMES FOR MAKING REPRESENTATIONS

(a) The representations set out in this Deed (including in this Clause) are made on the date of this Deed.

(b) Unless a representation is expressed to be given at a specific date, each representation under this Deed is deemed to be repeated by each Chargor on each date during the Security Period.

(c) When a representation is repeated, it is applied to the circumstances existing at the time of repetition.

4.       RESTRICTIONS ON DEALINGS

         No Chargor may:

         (a) create or permit to subsist any Security Interest on any Security Asset; or

         (b) sell, transfer, licence, lease or otherwise dispose of any Security Asset,

         except as expressly allowed under the Credit Agreement.

5.       INVESTMENTS

5.1      INVESTMENTS

         Each Chargor represents to each Senior Lender that:

         (a) its Shares and, to the extent applicable, its other Investments, are fully paid;

         (b)      its Shares represent the whole of the issued share capital of:

                  (i) in the case of Fairclough Homes Group Limited, Fairclough Homes Limited; and

                  (ii) in the case of Fairclough Homes Limited, Viewton Properties Limited;

         (c)      it is the sole legal and beneficial owner of its Investments.

5.2      DEPOSIT

         Each Chargor must:

         (a) immediately deposit with the Facility Agent, or as the Facility Agent may direct, all certificates and other documents of title or evidence of ownership in relation to any of its Investments; and

         (b) promptly execute and deliver to the Facility Agent all share transfers and other documents which may be requested by the Facility Agent in order to enable the Facility Agent or its nominees to be registered as the owner or otherwise obtain a legal title to any of its Investments.

5.3      CHANGES TO RIGHTS

         No Chargor may take or allow the taking of any action on its behalf which may result in the rights attaching to any of its Investments being altered or further shares in any Chargor other than Fairclough Homes Group Limited being issued.

5.4      CALLS

(a) Each Chargor must pay all calls or other payments due and payable in respect of any of its Investments.

(b) If a Chargor fails to do so, the Facility Agent may pay the calls or other payments on behalf of that Chargor. That Chargor must immediately on request reimburse the Facility Agent for any payment made by the Facility Agent under this Subclause.

5.5      OTHER OBLIGATIONS IN RESPECT OF INVESTMENTS

(a) Each Chargor must promptly copy to the Facility Agent and comply with all requests for information which is within its knowledge and which are made under section 212 of the Companies Act 1985 or any similar provision contained in any articles of association or other constitutional document relating to any of its Investments. If it fails to do so, the Facility Agent may elect to provide such information as it may have on behalf of that Chargor.

(b) Each Chargor must comply with all other conditions and obligations assumed by it in respect of any of its Investments.

(c)      The Facility Agent is not obliged to:

         (i)      perform any obligation of a Chargor;

         (ii) make any payment, or to make any enquiry as to the nature or sufficiency of any payment received by it or a Chargor; or

         (iii) present or file any claim or take any other action to collect or enforce the payment of any amount to which it may be entitled under this Deed,

         in respect of any Investment.

5.6      VOTING RIGHTS

(a)      Before this Security becomes enforceable:

         (i) the voting rights, powers and other rights in respect of the Investments must (if exercisable by the Facility Agent) be exercised in any manner which the relevant Chargor may direct in writing; and

         (ii) all dividends or other income paid or payable in relation to any Investments must be paid directly to the relevant Chargor.

(b)      After this Security has become enforceable, the Facility Agent may:

         (i) require that it or its nominee be registered as the owner of the shares; and

         (ii) exercise (in the name of the relevant Chargor and without any further consent or authority on the part of the relevant Chargor) any voting rights and any powers or rights which may be exercised by the person or persons in whose name any Investment is registered or who is the holder of any Investment or otherwise. This includes all the powers given to trustees by Section 10(3) and (4) of the Trustee Act, 1925, as amended by Section 9 of the Trustee Investment Act, 1961, in respect of securities or property subject to a trust.

6.       WHEN SECURITY BECOMES ENFORCEABLE

6.1      EVENT OF DEFAULT

         This Security will become immediately enforceable if an Event of Default is outstanding.

6.2      DISCRETION

         After this Security has become enforceable, the Facility Agent may in its absolute discretion enforce all or any part of this Security in any manner it sees fit or as the Majority Lenders direct.

6.3      POWER OF SALE

         The power of sale and other powers conferred by Section 101 of the Act, as amended by this Deed, will be immediately exercisable at any time after this Security has become enforceable.

7.       ENFORCEMENT OF SECURITY

7.1      GENERAL

(a) For the purposes of all powers implied by statute, the Secured Liabilities are deemed to have become due and payable on the date of this Deed.

(b) Section 103 of the Act (restricting the power of sale) and Section 93 of the Act (restricting the right of consolidation) do not apply to this Security.

(c) The statutory powers of leasing conferred on the Facility Agent are extended so as to authorise the Facility Agent to lease, make agreements for leases, accept surrenders of leases and grant options as the Facility Agent may think fit and without the need to comply with any provision of section 99 or 100 of the Act.

7.2      NO LIABILITY AS MORTGAGEE IN POSSESSION

         Neither the Facility Agent nor any Receiver will be liable, by reason of entering into possession of a Security Asset, to account as mortgagee in possession or for any loss on realisation or for any default or omission for which a mortgagee in possession might be liable.

7.3      PRIVILEGES

         Each Receiver and the Facility Agent is entitled to all the rights, powers, privileges and immunities conferred by the Act on mortgagees and receivers duly appointed under the Act, except that Section 103 of the Act does not apply.

7.4      PROTECTION OF THIRD PARTIES

         No person (including a purchaser) dealing with the Facility Agent or a Receiver or its or his agents will be concerned to enquire:

         (a)      whether the Secured Liabilities have become payable;

         (b) whether any power which the Facility Agent or a Receiver is purporting to exercise has become exercisable or is being properly exercised;

         (c)      whether any money remains due under the Senior Documents; or

         (d) how any money paid to the Facility Agent or to that Receiver is to be applied.

7.5      REDEMPTION OF PRIOR MORTGAGES

(a) At any time after this Security has become enforceable, the Facility Agent may:

         (i)      redeem any prior Security Interest against any Security Asset;
                  and/or

         (ii)     procure the transfer of that Security Interest to itself;
                  and/or

         (iii) settle and pass the accounts of the prior mortgagee, chargee or encumbrancer; any accounts so settled and passed will be, in the absence of manifest error, conclusive and binding on each Chargor.

(b) Each Chargor must pay to the Facility Agent, immediately on demand, the costs and expenses incurred by the Facility Agent in connection with any such redemption and/or transfer, including the payment of any principal or interest.

7.6      CONTINGENCIES

         If this Security is enforced at a time when no amount is due under the Senior Documents but at a time when amounts may or will become due, the Facility Agent (or the Receiver) may pay the proceeds of any recoveries effected by it into a suspense account.

8.       RECEIVER

8.1      APPOINTMENT OF RECEIVER

(a) The Facility Agent may appoint any one or more persons to be a Receiver of all or any part of the Security Assets if:

         (i)      this Security has become enforceable; or

         (ii) a Chargor so requests the Facility Agent in writing at any time.

(b) Any appointment under paragraph (a) above may be by deed, under seal or in writing under its hand.

(c)      Section 109(1) of the Act does not apply to this Deed.

8.2      REMOVAL

         The Facility Agent may by writing under its hand (subject to any requirement for an order of the court in the case of an administrative receiver) remove any Receiver appointed by it and may, whenever it thinks fit, appoint a new Receiver in the place of any Receiver whose appointment may for any reason have terminated.

8.3      REMUNERATION

         The Facility Agent may fix the remuneration of any Receiver appointed by it and the maximum rate specified in Section 109(b) of the Act will not apply.

8.4      AGENT OF EACH CHARGOR

(a) A Receiver will be deemed to be the agent of each Chargor for all purposes and accordingly will be deemed to be in the same position as a Receiver duly appointed by a mortgagee under the Act. Each Chargor alone is responsible for the contracts, engagements, acts, omissions, defaults and losses of a Receiver and for liabilities incurred by a Receiver.

(b) No Senior Lender will incur any liability (either to a Chargor or to any other person) by reason of the appointment of a Receiver or for any other reason.

8.5      RELATIONSHIP WITH FACILITY AGENT

         To the fullest extent allowed by law, any right, power or discretion conferred by this Deed (either expressly or impliedly) or by law on a Receiver may after this Security becomes enforceable be exercised by the Facility Agent in relation to any Security Asset without first appointing a Receiver and notwithstanding the appointment of a Receiver.

9.       POWERS OF RECEIVER

9.1      GENERAL

(a) A Receiver has all of the rights, powers and discretions set out below in this Clause in addition to those conferred on it by any law, including all the rights, powers and discretions conferred on a receiver under the Act and a receiver or an administrative receiver under the Insolvency Act, 1986.

(b) If there is more than one Receiver holding office at the same time, each Receiver may (unless the document appointing him states otherwise) exercise all of the powers conferred on a Receiver under this Deed individually and to the exclusion of any other Receiver.

9.2      POSSESSION

         A Receiver may take immediate possession of, get in and collect any Security Asset.

9.3      CARRY ON BUSINESS

         A Receiver may carry on the business of any Chargor in any manner he thinks fit.

9.4      EMPLOYEES

(a) A Receiver may appoint and discharge managers, officers, agents, accountants, servants, workmen and others for the purposes of this Deed upon such terms as to remuneration or otherwise as he thinks fit.

(b)      A Receiver may discharge any person appointed by any Chargor.

9.5      BORROW MONEY

         A Receiver may raise and borrow money either unsecured or on the security of any Security Asset either in priority to this Security or otherwise and generally on any terms and for whatever purpose which he thinks fit.

9.6      SALE OF ASSETS

(a) A Receiver may sell, exchange, convert into money and realise any Security Asset by public auction or private contract and generally in any manner and on any terms which he thinks fit.

(b) The consideration for any such transaction may consist of cash, debentures or other obligations, shares, stock or other valuable consideration and any such consideration may be payable in a lump sum or by instalments spread over any period which he thinks fit.

(c) Fixtures, other than landlord's fixtures, may be severed and sold separately from the property containing them without the consent of the relevant Chargor.

9.7      LEASES

         A Receiver may let any Security Asset for any term and at any rent (with or without a premium) which he thinks fit and may accept a surrender of any lease or tenancy of any

         Security Asset on any terms which he thinks fit (including the payment of money to a lessee or tenant on a surrender).

9.8      COMPROMISE

         A Receiver may settle, adjust, refer to arbitration, compromise and arrange any claim, account, dispute, question or demand with or by any person who is or claims to be a creditor of any Chargor or relating in any way to any Security Asset.

9.9      LEGAL ACTIONS

         A Receiver may bring, prosecute, enforce, defend and abandon any action, suit or proceedings in relation to any Security Asset which he thinks fit.

9.10     RECEIPTS

         A Receiver may give a valid receipt for any moneys and execute any assurance or thing which may be proper or desirable for realising any Security Asset.

9.11     SUBSIDIARIES

         A Receiver may form a Subsidiary of any Chargor and transfer to that Subsidiary any Security Asset.

9.12     DELEGATION

         A Receiver may delegate his powers in accordance with this Deed.

9.13     LENDING

         A Receiver may lend money or advance credit to any customer of any Chargor.

9.14     PROTECTION OF ASSETS

         A Receiver may:

         (a) effect any repair or insurance and do any other act which any Chargor might do in the ordinary conduct of its business to protect or improve any Security Asset;

         (b)      commence and/or complete any building operation; and

         (c) apply for and maintain any planning permission, building regulation approval or any other authorisation,

         in each case as he thinks fit.

9.15     OTHER POWERS

         A Receiver may:

         (a) do all other acts and things which he may consider desirable or necessary for realising any Security Asset or incidental or conducive to any of the rights, powers or discretions conferred on a Receiver under or by virtue of this Deed or law;

         (b) exercise in relation to any Security Asset all the powers, authorities and things which he would be capable of exercising if he were the absolute beneficial owner of that Security Asset; and

         (c)      use the name of any Chargor for any of the above purposes.

10.      APPLICATION OF PROCEEDS

         Any moneys received by the Facility Agent or any Receiver after this Security has become enforceable must be applied in the following order of priority:

         (a) in or towards payment of or provision for all costs and expenses incurred by the Facility Agent or any Receiver under or in connection with this Deed and of all remuneration due to any Receiver under or in connection with this Deed;

         (b) in or towards payment of or provision for the Secured Liabilities; and

         (c) in payment of the surplus (if any) to any Chargor or other person entitled to it.

         This Clause is subject to the payment of any claims having priority over this Security. This Clause does not prejudice the right of any Senior Lender to recover any shortfall from the Chargor.

11.      EXPENSES AND INDEMNITY

         Each Chargor must:

         (a) to extent not recovered by the relevant person under Clause 25 (Indemnities and Break Costs) or Clause 26 (Expenses) of the Credit Agreement, immediately on demand pay all costs and expenses (including legal fees) incurred in connection with this Deed by any Senior Lender, Receiver, attorney, manager, agent or other person appointed by the Facility Agent under this Deed; and

         (b) keep each of them indemnified against any failure or delay in paying those costs or expenses; this includes any arising from any actual or alleged breach by any person of any law or regulation, whether relating to the environment or otherwise.

12.      DELEGATION

12.1     POWER OF ATTORNEY

         The Facility Agent or any Receiver may delegate by power of attorney or in any other manner to any person any right, power or discretion exercisable by it under this Deed.

12.2     INTEREST PERIODS

         Any such delegation may be made upon any terms (including power to sub-delegate) which the Facility Agent or any Receiver may think fit.

12.3     LIABILITY

         Neither the Facility Agent nor any Receiver will be in any way liable or responsible to any Chargor for any loss or liability arising from any act, default, omission or misconduct on the part of any delegate or sub-delegate.

13.      FURTHER ASSURANCES

         Each Chargor must, at its own expense, take whatever action the Facility Agent or a Receiver may require for:

         (a) creating, perfecting or protecting any security intended to be created by this Deed; or

         (b) after the Security has become enforceable facilitating the realisation of any Security Asset, or the exercise of any right, power or discretion exercisable, by the Facility Agent or any Receiver or any of its delegates or sub-delegates in respect of any Security Asset.

         This includes:

         (i) the execution of any transfer, conveyance, assignment or assurance of any property, whether to the Facility Agent or to its nominee; or

         (ii) the giving of any notice, order or direction and the making of any registration,

         which, in any such case, the Facility Agent may think expedient.

14.      POWER OF ATTORNEY

         Each Chargor, by way of security, irrevocably and severally appoints the Facility Agent, each Receiver and any of its delegates or sub-delegates to be its attorney to take any action which that Chargor is obliged to take under this Deed. Each Chargor ratifies and confirms whatever any attorney does or purports to do under its appointment under this Clause.

15.      MISCELLANEOUS

15.1     COVENANT TO PAY

         Each Chargor must pay or discharge the Secured Liabilities in the manner provided for in the Senior Documents.

15.2     TACKING

         Each Senior Lender must perform its obligations under the Senior Documents (including any obligation to make available further advances).

15.3     NEW ACCOUNTS

(a) If any subsequent charge or other interest affects any Security Asset, a Senior Lender may open a new account with a Chargor.

(b) If a Senior Lender does not open a new account, it will nevertheless be treated as if it had done so at the time when it received or was deemed to have received notice of that charge or other account.

(c) As from that time all payments made to a Senior Lender will be credited or be treated as having been credited to the new account and will not operate to reduce any Secured Liability.

15.4     TIME DEPOSITS

         Without prejudice to any right of set-off any Senior Lender may have under any other Senior Document or otherwise, if any time deposit matures on any account a Chargor has with any Senior Lender within the Security Period when:

         (a)      this Security has become enforceable; and

         (b)      no Secured Liability is due and payable,

         that time deposit will automatically be renewed for any further maturity which that Senior Lender considers appropriate.

15.5     NOTICE OF ASSIGNMENT

         This Deed constitutes notice in writing to each Chargor of any charge or assignment of a debt owed by that Chargor to any other member of the Group and contained in any other Security Document.

16.      RELEASE

         At the end of the Security Period, the Senior Lenders must, at the request and cost of a Chargor, promptly take whatever action is necessary to release its Security Assets from this Security.

17.      GOVERNING LAW

         This Deed is governed by English law.

         This Deed has been entered into as a deed on the date stated at the beginning of this Deed.

                                   SCHEDULE 1

                                    CHARGORS

NAME OF CHARGOR                       REGISTERED NUMBER
Fairclough Homes Group Limited              2804113

Fairclough Homes Limited                    1987689

Viewton Properties Limited                  2436950

                                   SCHEDULE 2

                                     PART I

                      FORM OF LETTER OF NON-CRYSTALLISATION



To [RELEVANT CHARGOR] (the "COMPANY")



For the attention of:                                                     [DATE]

Dear Sirs,



SECURITY AGREEMENT (THE "SECURITY AGREEMENT") DATED [             ] MARCH, 2001
 BETWEEN THE COMPANY AND THE ROYAL BANK OF SCOTLAND PLC (THE "FACILITY AGENT").

We the Facility Agent, confirm that the floating charge created by the Company under Clause 2.3 (Floating Charge) of the Security Agreement, has not been converted into a fixed charge.

Yours faithfully,





For
    --------------------------
THE ROYAL BANK OF SCOTLAND PLC

                                     PART II

                         FORM OF DEED OF PARTIAL RELEASE



                             DEED OF PARTIAL RELEASE



                                  DATED [DATE]



                                     BETWEEN



                                    [COMPANY]



                                       AND



                         THE ROYAL BANK OF SCOTLAND PLC





                              [ALLEN & OVERY LOGO]

THIS DEED OF RELEASE IS DATED [DATE] BETWEEN:

(1)      [CHARGOR] (the "CHARGOR") (Registered No. [                ]); and

(2)      THE ROYAL BANK OF SCOTLAND PLC (the "FACILITY AGENT").

BACKGROUND

(A) Under the Security Agreement (defined below), the Chargor, as security for the payment of the Secured Liabilities, charged all its assets in favour of the Facility Agent.

(B) It is intended that this document takes effect as a deed notwithstanding the fact that a party may only execute this document under hand.

IT IS AGREED as follows:

1.       INTERPRETATION

1.1      DEFINITIONS

         In this Deed:

         "RELEASED ASSETS"

         means the assets detailed in Schedule 1.

         "SECURITY AGREEMENT"

         means the security agreement dated [     ] March, 2001, between amongst
         others, the Chargor and the Facility Agent.

1.2      CONSTRUCTION

(a) Capitalised terms defined in the Security Agreement have, unless expressly defined in this Deed, the same meaning in this Deed.

(b) The provisions of Clause 1.2 (Construction) of the Credit Agreement apply to this Deed as though they were set out in full in this Deed except that references to the Credit Agreement are to be construed as references to this Deed.

2.       RELEASE

         Without prejudice to the other obligations of the Chargors under the Security Agreement, the Facility Agent irrevocably and unconditionally releases and discharges the Released Assets from all Security Interests created by the Chargor over the Released Assets under the Security Agreement.

3.       GOVERNING LAW

         This Deed is governed by English law.

         This Deed has been entered into as a deed on the date stated at the beginning of this Deed.

                                   SCHEDULE 1

                                 RELEASED ASSETS

                                  SIGNATORIES


THE COMMON SEAL of                  )
[                      ] was        )
affixed to this Deed in             )
the presence of:                    )

Director
         ---------------------------


Director/Secretary
                   -----------------



THE FACILITY AGENT

THE ROYAL BANK OF SCOTLAND PLC

By:

                                   SIGNATORIES

CHARGORS

EXECUTED AS A DEED by               )
FAIRCLOUGH HOMES GROUP              )
LIMITED                             )
acting by                           )



         Director

         Director/Secretary



EXECUTED AS A DEED by               )
FAIRCLOUGH HOMES                    )
LIMITED                             )
acting by                           )



         Director

         Director/Secretary



EXECUTED AS A DEED by               )
VIEWTON PROPERTIES                  )
LIMITED                             )
acting by                           )



         Director

         Director/Secretary





FACILITY AGENT

THE ROYAL BANK OF SCOTLAND PLC

By:

                                   SCHEDULE 11

                     FORM OF LEGAL OPINION OF ALLEN & OVERY

To:      The Finance Parties named as
         original parties to the Credit Agreement
         (as defined below).

                                                             [           ], 2001

Dear Sirs,

        FAIRCLOUGH HOMES GROUP LIMITED - (pound)100,000,000 CREDIT AGREEMENT
                 DATED 30TH MARCH, 2001 (THE "CREDIT AGREEMENT")

We have received instructions from the Arranger in connection with the Credit Agreement.

DEFINED TERMS

In this opinion:

"AGREEMENT"

means the Credit Agreement or the Security Agreement;

"SECURITY ASSETS"

has, in relation to the Security Agreement, the meaning given to it in the Security Agreement; and

Terms defined in the Credit Agreement have the same meaning in this opinion.

DOCUMENTS AND SEARCHES

For the purposes of this opinion we have examined the following documents:

(a)      a signed copy of the Credit Agreement;

(b)      a signed copy of the Security Agreement;

(c) a certified copy of the memorandum and articles of association and certificate of incorporation of each Original Obligor;

(d)      a certified copy of the minutes of a meeting of the board of directors
         of each Original Obligor held on [         ];

(e) a certified copy of a resolution, signed by all the holders of the issued or allotted shares in each Original Guarantor, dated
         [         ]; and

(f) a certificate of the Company confirming, amongst other things, that the entry into and performance of the Agreements will not contravene any borrowing or guarantee limit contained in the articles of association of any Original Obligor.

On [         ] we carried out a search of each Original Obligor at the Companies
Registry. On [        ] we made a telephone search of each Original Obligor at
the winding-up petitions at the Companies court.

The above are the only documents or records we have examined and the only searches and enquiries we have carried out for the purposes of this opinion.

ASSUMPTIONS

We assume that:

(a) each Original Obligor is not unable to pay its debts within the meaning of section 123 of the Insolvency Act, 1986 at the time it enters into an Agreement and will not as a result of any Agreement be unable to pay its debts within the meaning of that section;

(b) no step has been taken to wind up or dissolve any Original Obligor, put any Original Obligor into administration or appoint a receiver, administrator, administrative receiver, trustee in bankruptcy or similar officer in respect of it or any of its assets although the searches of the Companies Registry referred to above gave no indication that any winding-up, dissolution or administration order or appointment of a receiver, administrator, administrative receiver, trustee in bankruptcy or similar officer has been made;

(c)      all signatures and documents are genuine;

(d)      all documents are and remain up-to-date;

(e) the correct procedure was carried out at all the board meetings referred to above; for example, there was a valid quorum, all relevant interests of directors were declared and the resolutions were duly passed at each meeting;

(f) any restrictions on the ability of an Original Obligor to borrow or guarantee contained in its Articles of Association would not be contravened by the entry into and performance by it of any Agreement to which it is a party;

(g) the Agreements have been duly executed on behalf of the Original Obligors party to them by the person(s) authorised by the resolutions passed at the relevant meeting referred to above;

(h) each Agreement is a legally binding, valid and enforceable obligation of each party to it other than the Original Obligor;

(i) the guarantee contained in the Credit Agreement was given for the legitimate purposes of each Original Guarantor and the giving of the guarantee may reasonably be regarded as having been in its interests; and

(j)      no foreign law affects the conclusions stated below.

OPINION

Subject to the qualifications set out below and to any matters not disclosed to us, it is our opinion that, so far as the present laws of England are concerned:

1. STATUS: Each Original Obligor is a company incorporated with limited liability under the laws of England and is not in liquidation.

2. POWERS AND AUTHORITY: Each Original Obligor has the corporate power to enter into and perform the Agreements to which it is a party and has taken all necessary corporate action to authorise the execution, delivery and performance of those Agreements.

3. LEGAL VALIDITY: Each Agreement to which any Original Obligor is a party constitutes its legally binding, valid and enforceable obligation.

4. NON-CONFLICT: The entry into and performance by each Original Obligor of each Agreement to which it is a party will not violate any provision of (i) any existing English law applicable to companies generally, or
         (ii) its memorandum or articles of association.

5. CONSENTS: No authorisations of governmental, judicial or public bodies or authorities in England are required by any Original Obligor in connection with the performance, validity or enforceability of its payment obligations under each Agreement to which it is a party.

6. TAXES: All payments due from any Original Obligor under the Credit Agreement may be made without deduction of any U.K. Taxes, if, in the case of interest:

         (a)      (i)      the person that advanced the participation in the
                           Loan to which the interest relates was a bank for the purpose of Section 349 of the Income and Corporation
                           Taxes Act 1988 (as currently defined in section 840A of the Income and Corporation Taxes Act 1988) at the time the Loan was made; and

                  (ii) the person beneficially entitled to that interest is within the charge to U.K. corporation tax as regards that interest at the time the interest is paid; or

         (b) the interest is payable to a Treaty Lender and the Financial Intermediaries and Claims Office has given the necessary authorisation.

7. REGISTRATION REQUIREMENTS: Except for registration of the Security Agreement at the appropriate registries, it is not necessary or advisable to file, register or record any Agreement in any public place or elsewhere in England.

8. STAMP DUTIES: Except for any registration fees payable at the Companies Registry in respect of the Security Agreement, no stamp, registration or similar tax or charge is payable in England in respect of any Agreement.

9. SECURITY: Subject to due registration where required, the Security Agreement creates security interests in the Security Assets concerned.

QUALIFICATIONS

This opinion is subject to the following qualifications:

(a) This opinion is subject to all insolvency and other laws affecting the rights of creditors generally.

(b)      No opinion is expressed on matters of fact.

(c) It is arguable that any provisions contained in the Agreements requiring a person to issue certain directions to a receiver appointed by him, or requiring him to ensure that such a receiver acts in a specified manner, or otherwise intended to restrict the freedom of a receiver to act at his discretion in the exercise of powers conferred upon him, may have the effect of rendering such a receiver the agent of the person appointing him (rather than of the company over whose assets he is appointed). Such person would thereby become liable for liabilities incurred by the receiver.

(d) Clause 1.2(f) (Construction) of the Security Agreement and other provisions of the Agreements relating to or having the effect of permitting retention of security after payment in full may not be effective for that purpose.

(e) This opinion, in so far as it relates to the obligations of and security given by the Obligors (in the case of the Borrower, other than in their capacity as Borrowers) under the Agreements, is given on the assumption that any security given by them under the Agreements has been given in good faith and for the purpose of carrying on the Obligors' business and that there are reasonable grounds for believing that the giving of such guarantees and security will benefit the relevant Obligor.

(f) We express no opinion in respect of the relevant priority rules for any security created by the Agreements. In so far as English laws apply with regard to this matter, such matters are complex and depend partly upon the type of asset and the type of charge. A lengthy dissertation on this subject is not considered appropriate for an opinion of this kind. However, without being comprehensive, we would particularly draw your attention to the following points arising under English law (so far as applicable):

         (i) a Security Interest (if any) created on Security Assets prior to the security created thereover by the relevant Agreements may rank prior to the security created over such Security Assets by such Agreements in favour of the Facility Agent;

         (ii) certain statutory preferences, fixed charges, possessory liens, preferred creditors and other priorities arising by law may have a prior ranking;

         (iii) any security created under the relevant Agreements may be defeated by interests acquired by third parties without notice of the charges created thereby. To the extent that the Security Assets include property acquired after the date of the relevant Agreements, the charges created thereunder may be subject to any security interests and other rights affecting such property on the acquisition thereof. To the extent that any Security Assets are subject to a floating charge, such charge will take effect subject to any charges or other rights (including creditors' processes) validly created or arising prior to the crystallisation of such floating charge;

         (iv) insofar as the Security Assets constitute debts due from and other rights arising against third parties any charges created by the Agreements may be subject to rights (e.g. of set-off) of such third parties and may be invalid to the extent that charges or assignments of those debts or other rights are prohibited. Furthermore, a subsequent mortgagee or assignee may acquire priority over the charges created by the Agreements if the subsequent mortgagee or assignee gives prior notice to the third party;

         (v) any fixed charges over book debts and bank accounts contained in the Agreements may, depending upon the degree of control exercised by the Facility Agent over the chargors' powers to deal with such book debts and the proceeds thereof and/or such bank accounts, be construed instead as a floating charge;

         (vi) there have been a number of cases where fixed charges over book debts have been upheld or apparently accepted by the courts. However, these cases mostly involve charges in favour of clearing banks whose de facto control for these purposes may more easily be accepted or assumed by a court. Whilst we consider that there is a reasonable prospect that any fixed charges will not be challenged, if they were to be challenged there is a risk of those cases being distinguished on control grounds and of any fixed charges over book debts being held to take effect only as floating charges;

         (vii) the judgment in the Court of Appeal case RE NEW BULLAS TRADING LTD does however provide grounds for optimism that any purported fixed charges over book debts and bank accounts contained in the Agreements would be given effect as such. However, in view of the unusual factual situation in that case and the unusual drafting of the relevant security documents, that case might be distinguished;

         (viii) insofar as the Security Assets constitute shares in companies incorporated in the United Kingdom, any security created by the Agreements will only constitute an equitable charge, until such shares are registered in the name of the Facility Agent or its nominee; and

         (ix) insofar as the Security Assets constitute interests in real property situated in England, no priority as against third parties will generally be obtained pursuant to the Agreements unless and until due registration is effected at H.M. Land Charges Registry or H.M. Land Registry.

(g) We express no opinion as to the title of any Obligor to any of the Security Assets, as to the nature of the security created by the Agreements over particular assets (whether fixed or floating), as to registration requirements or as to the marketability of or rights of enforcement over the Security Assets. We have conducted no due diligence in relation to the title of any Obligor to any Security Asset for the purposes of the Agreements.

(h) No opinion is expressed as to any other restriction affecting any Security Asset or the security created by the Security Agreement.

(i) The term "ENFORCEABLE" means that a document is of a type and form enforced by the English courts. It does not mean that each obligation will be enforced in accordance with its terms. Certain rights and obligations may be qualified by the non-conclusivity of certificates, doctrines of good faith and fair conduct, the availability of equitable remedies and other matters, but in our view these qualifications would not defeat your legitimate expectations in any material respect.

This opinion is given for your sole benefit and may not be relied upon by or disclosed to any other person.

Yours faithfully

                                   SIGNATORIES

COMPANY

FAIRCLOUGH HOMES GROUP LIMITED

By:      S.A. BASELEY





ORIGINAL BORROWERS

FAIRCLOUGH HOMES LIMITED

By:      S.A. BASELEY





ORIGINAL GUARANTORS

FAIRCLOUGH HOMES GROUP LIMITED

By:      S.A. BASELEY



FAIRCLOUGH HOMES LIMITED

By:      S.A. BASELEY



VIEWTON PROPERTIES LIMITED

By:      S.A. BASELEY





ARRANGER

THE ROYAL BANK OF SCOTLAND PLC

By:      J.H.M. HARE

ORIGINAL LENDER

NATIONAL WESTMINSTER BANK PLC

By:      PAUL DAVEY





FACILITY AGENT

THE ROYAL BANK OF SCOTLAND PLC

By:      J.H.M. HARE

                                   SCHEDULE 3

                         CONDITIONS PRECEDENT DOCUMENTS

1. A copy of the constitutional documents of each Obligor or, if the Facility Agent already has a copy, a certificate of an authorised signatory of CDFCUK confirming that the copy in the Facility Agent's possession is still correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

2. A copy of a resolution of the board of directors of each Obligor approving the terms of, and the transactions contemplated by, this Agreement.

3. A certificate of an authorised signatory of CDFCUK confirming that there has been no change to the list of authorised signatories of each Original Obligor since they were last delivered to the Facility Agent, or if there has been a change, a specimen of the signature of each additional person authorised on behalf of each Original Obligor to sign this Agreement.

4. A certificate of an authorised signatory of CDFCUK certifying that each copy document specified in this Schedule is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

5. A specimen of the signature of each person authorised on behalf of the Additional Obligors to execute or witness the execution of any Finance Document or to sign or send any document or notice in connection with any Finance Document.

6. In the case of an Additional Guarantor incorporated in the U.K. (other than Centex UK Limited and Centex Development Funding Company UK Limited), a copy of a resolution, signed by all (or any lower percentage agreed by the Facility Agent) of the holders of its issued or allotted shares, approving the terms of, and the transactions contemplated by, the Accession Agreement.

7. If applicable, a copy of a resolution of the board of directors of each corporate shareholder in the relevant Additional Guarantor approving the resolution referred to in paragraph 6 above.

8.       A certificate of an authorised signatory of each Additional Obligor:

         (a) confirming that utilising the Total Commitments in full would not breach any limit binding on it; and

         (b) certifying that each copy document specified in this Schedule is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

9.       If available, a copy of the latest audited accounts of each Additional
         Obligor.

10. A Security Agreement over its assets, duly executed by each Additional Obligor.

11. Share certificates and duly executed stock transfer forms in blank for any shares owned by the Additional Obligors.

12. A legal opinion of Allen & Overy, English legal advisers to the Facility Agent, addressed to the Finance Parties.

                    SIGNATORIES TO THE SUPPLEMENTAL AGREEMENT

COMPANY

FAIRCLOUGH HOMES GROUP LIMITED

By:      PAUL BAK





ORIGINAL BORROWER

FAIRCLOUGH HOMES LIMITED

By:      ROBERT WOOD





ORIGINAL GUARANTORS

FAIRCLOUGH HOMES LIMITED

By:      ROBERT WOOD



VIEWTON PROPERTIES LIMITED

By:      PAUL BAK





ADDITIONAL BORROWERS

CDC2020 PLC

By:      PAUL BAK



CENTEX UK LIMITED

By:      PAUL BAK

ADDITIONAL GUARANTORS

CDC2020 PLC

By:      PAUL BAK



CENTEX DEVELOPMENT FUNDING COMPANY UK LIMITED

By:      PAUL BAK



CENTEX MANAGEMENT SERVICES LIMITED

By:      ROBERT WOOD



CENTEX UK LIMITED

By:      PAUL BAK





FACILITY AGENT

THE ROYAL BANK OF SCOTLAND PLC

By:      BRIAN TOMKINS